                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           TCI COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            TCI COMMUNICATIONS, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 21, 1998

                                   ----------

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (including any adjournment or postponement thereof, the "Annual Meeting") of TCI Communications, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters located at 5619 DTC Parkway, Englewood, Colorado on May 21, 1998, at 10:00 a.m., local time, for the following purposes:

      1. To elect four (4) directors of the Company to serve until the 1999 annual stockholders' meeting, and until their successors are elected and qualified.

      2. To transact such other business as may properly come before the Annual Meeting.

      Holders of record of the Company's Class A Common Stock, Class B Common Stock and Cumulative Exchangeable Preferred Stock, Series A, at the close of business on April 15, 1998 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting with respect to the election of directors. As to any other business that may be properly brought before the Annual Meeting, only holders of Class A Common Stock and Class B Common Stock as of the Record Date will be entitled to vote.

      To ensure that your interests will be represented at the Annual Meeting, regardless of whether you plan to attend in person, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. This action will not limit your right to vote in person if you wish to attend the Annual Meeting and vote personally.

      This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about April 30, 1998.

                                    By Order of the Board of Directors

                                    /s/ Stephen M. Brett

                                    Stephen M. Brett
                                    Secretary

Englewood, Colorado
April 30, 1998

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                            TCI COMMUNICATIONS, INC.
                                Terrace Tower II
                                5619 DTC Parkway
                            Englewood, Colorado 80111

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of TCI Communications, Inc., a Delaware corporation (the "Company"), of proxies for use at the annual meeting of stockholders (including any adjournment or postponement thereof, the "Annual Meeting") of the Company to be held on May 21, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Proxies are being solicited from the holders of the Company's Class A Common Stock, par value $1.00 per share (the "Class A Common Stock"), Class B Common Stock, par value $1.00 per share (the "Class B Common Stock"), and Cumulative Exchangeable Preferred Stock, Series A, par value $.01 per share (the "Series A Preferred Stock") .

Time and Place; Purposes

      The Annual Meeting will be held at the Company's corporate headquarters located at 5619 DTC Parkway, Englewood, Colorado, on May 21, 1998, starting at 10:00 a.m. local time. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to elect four (4) directors of the Company to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (the "Election of Directors Proposal") and to transact such other business as may properly come before the Annual Meeting.

      This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about April 30, 1998. Also included in the mailing is the Company's 1997 Annual Report to Stockholders.

Voting Rights; Votes Required for Approval

      The Board of Directors has fixed the close of business on April 15, 1998 (the "Record Date"), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock at the close of business on the Record Date are entitled to notice of the Annual Meeting. Holders of record at the close of business on the Record Date of Class A Common Stock, Class B Common Stock and Series A Preferred Stock will vote together as a single class on the Election of Directors Proposal. Holders of record at the close of business on the Record Date of Class A Common Stock and Class B Common Stock will vote together as a single class on any other business that may properly come before the meeting. Each holder of record as of the Record Date of (i) Class A Common Stock is entitled to cast 100 votes per share of such class held, (ii) Class B Common Stock is entitled to cast 1,000 votes per share of such class held and (iii) Series A Preferred Stock is entitled to cast one vote per share of such series held, on each matter on which holders of such class or series are entitled to vote at the Annual Meeting.

      At the close of business on the Record Date, there were 811,655 shares of Class A Common Stock, 94,447 shares of Class B Common Stock and 4,600,000 shares of Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes cast at the Annual Meeting with respect to shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock represented, in person or by proxy, and entitled to vote at the Annual Meeting, will be required for the election of directors. The Board of Directors recommends a vote FOR each of the nominees for director named under "Election of Directors Proposal" below. At the Record Date, Tele-Communications, Inc., a Delaware corporation ("TCI"), held of record all of the outstanding shares of Class A Common Stock and Class B Common Stock, representing 97.4% of the combined voting power of the outstanding shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting. TCI has advised the Company that it will be present at the Annual Meeting, thereby providing a quorum, and will vote in favor of the slate of nominees named in the Election of Directors Proposal below, thereby ensuring their election.

Proxies

      All shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock represented by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election as a director of each of the director nominees named in the Election of Directors Proposal. So far as the Company's Board of Directors is aware, the Election of Directors Proposal is the only matter to be acted upon at the Annual Meeting. As to any other matter which may properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum, will not be voted and, therefore, for purposes of the Election of Directors Proposal, will not count as a vote cast; however, with respect to any matter other than the Election of Directors Proposal, an abstention with respect to shares entitled to vote on such matter will have the same effect as a vote cast against such matter. Shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which the broker or nominee does not have express instructions from the beneficial owner on how to vote, may be voted by such broker or nominee in its discretion with respect to the Election of Directors Proposal. Accordingly, in addition to being counted for purposes of determining whether there is a quorum at the Annual Meeting, such shares, if voted, will be counted as votes cast. If a matter were to come before the Annual Meeting with respect to which the broker or nominee is not empowered to vote in the absence of instructions, then such broker non-votes will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will be deemed shares not entitled to vote on the particular matter.

      A stockholder may revoke his, her or its proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

      The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, in person or by other means. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable out-of-pocket expenses in connection therewith.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

      The following table sets forth, as of December 31, 1997, information with respect to the ownership of Class A Common Stock, Class B Common Stock and Series A Preferred Stock, by each person known to the Company to own beneficially more than 5% of any class outstanding on that date. So far as is known to the Company, the person indicated below has sole voting and investment power with respect to the shares indicated as owned by it. Voting power in the table is computed with respect to a general election of directors and, therefore, the Series A Preferred Stock is included in the calculation.

                       Title of     Amount and Nature    Percent
Name and address of      Class        of Beneficial    of Class or    Voting
  Beneficial Owner     or Series        Ownership      Series (1)    Power(1)
  ----------------     ---------        ---------      ----------    --------
Tele-Communications,   Class A           811,655          100%         97.4%
Inc.                   Class B           94,447           100%
5619 DTC Parkway       Series A
Englewood, CO          Pref.               --              --

----------
(1) Based on 811,655 shares of Class A Common Stock, 94,447 shares of Class B Common Stock and 4,600,000 shares of Series A Preferred Stock outstanding on December 31, 1997.

Security Ownership of Management

      The following table sets forth, as of December 31, 1997, information with respect to the ownership of the Company's voting securities (Class A Common Stock, Class B Common Stock and Series A Preferred Stock) and the ownership of voting securities of the Company's parent, TCI, by all directors as of such date, by all nominees for director and by each executive officer (including a former executive officer) of the Company named in the table under "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table" (the "named executive officers"), and by the named executive officers and all executive officers and directors of the Company as of December 31, 1997, and all nominees for director as a group. The voting securities of TCI (i.e., those securities of TCI that are entitled to vote in the election of directors) outstanding at December 31, 1997 were: Tele-Communications, Inc. Series A TCI Group Common Stock ("TCI Group Series A Stock"), Tele-Communications, Inc. Series B TCI Group Common Stock ("TCI Group Series B Stock"), Tele-Communications, Inc. Series A Liberty Media Group Common Stock ("Liberty Media Group Series A Stock"), Tele-Communications, Inc. Series B Liberty Media Group Common Stock ("Liberty Media Group Series B Stock"), Tele-Communications, Inc. Series A TCI Ventures Group Common Stock ("Ventures Group Series A Stock"), Tele-Communications, Inc. Series B TCI Ventures Group Common Stock ("Ventures Group Series B Stock"), Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock (the "TCI Class B Preferred Stock"), Convertible Preferred Stock, Series C -- TCI Group (the "TCI Group Series C Preferred Stock"), Convertible Preferred Stock, Series C -- Liberty Media Group ("Liberty Media Group Series C Preferred Stock"), Redeemable Convertible TCI Group Preferred Stock, Series G ("Series G Preferred Stock") and Redeemable Convertible Liberty Media Group Preferred Stock, Series H ("Series H Preferred Stock"). Shares issuable upon exercise of stock options or conversion of convertible securities and upon vesting of restricted stock awards are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power with respect to the securities of TCI in the table is computed with respect to a general election of directors of TCI, with the TCI Group Series A Stock, TCI Group Series B Stock, Liberty Media Group Series A Stock, Liberty Media Group Series B Stock, Ventures Group Series A Stock, Ventures Group Series B Stock, Class B Preferred Stock, TCI Group Series C Preferred Stock, Liberty Media Group Series C Preferred Stock, Series G Preferred Stock and Series H Preferred Stock voting together as one class. Voting power with respect to the Company is computed with respect to a general election of directors of the Company and, therefore, the Series A Preferred Stock is included in the calculation. The numbers of shares of TCI Group Series A Stock, TCI Group Series B Stock, Liberty Media Group Series A Stock, Liberty Media Group Series B Stock, Ventures Group Series A Stock and Ventures Group Series B Stock in the table include interests of the named directors or executive officers or of members of the group of directors and executive officers in shares held by the trustee of the predecessor plan to the TCI 401(k) Stock Plan (the "TCI Stock Plan") and shares held by the trustee of United Artists Entertainment Company's Employee Stock Ownership Plan for their respective accounts. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table and except for the shares held by the trustee of the TCI Stock Plan for the benefit of such person, which shares are voted at the discretion of the trustee. The information in the table has been adjusted for the 1998 Liberty Media Group Stock Dividend and the 1998 Ventures Group Stock Dividend (each as defined in the headnote to "CONCERNING MANAGEMENT -- Executive Compensation -- Background of TCI Stock Adjustments"). None of the executive officers, directors or nominees for director of the Company beneficially own any shares of TCI Group Series C Preferred Stock, Liberty Media Group Series C Preferred Stock, Series G Preferred Stock or Series H Preferred Stock.

                                          Amount and
                        Name of            Nature of      Percent of
Title of Class         Beneficial         Beneficial       Class or     Voting
  or Series               Owner            ownership       Series(1)    Power(1)
--------------         ----------         ----------      ----------    --------
                       Donne F. Fisher
Class A                                       --               --          --
Class B                                       --               --
Series A Preferred                            --               --

TCI Group Series A                       433,732 (2)           *            *
TCI Group Series B                       183,012               *
Liberty Media Group
Series A                                 381,838 (2)           *
Liberty Media Group
Series B                                  93,402               *
Ventures Group
Series A                                 306,184 (2)           *
Ventures Group
Series B                                 268,738               *
TCI Class B
Preferred                                  4,299 (2)           *

                       John W. Gallivan
Class A                                       --               --          --
Class B                                       --               --
Series A Preferred                            --               --

TCI Group Series A                       105,412 (3)           *            *
TCI Group Series B                            --               --
Liberty Media Group
Series A                                  29,318 (3)           *
Liberty Media Group
Series B                                      --               --
Ventures Group
Series A                                  23,696               *
Ventures Group
Series B                                      --               --
TCI Class B Preferred                         14 (3)           *

                       Paul A. Gould
Class A                                       --               --          --
Class B                                       --               --
Series A Preferred                            --               --

TCI Group Series A                        99,197 (4)           *            *
TCI Group Series B                       244,842               *
Liberty Media Group
Series A                                 153,807 (4)           *
Liberty Media Group
Series B                                  58,621               *
Ventures Group
Series A                                  56,266               *
Ventures Group
Series B                                  57,964               *
TCI Class B Preferred                     12,248               *

                                               Amount and
                        Name of                 Nature of      Percent of
Title of Class         Beneficial              Beneficial       Class or     Voting
  or Series               Owner                 ownership       Series(1)    Power(1)
--------------         ----------              ----------      ----------    --------
                       Leo J. Hindery, Jr.
Class A                                            --               --          --
Class B                                            --               --
Series A Preferred                                 --               --

TCI Group Series A                          1,924,534 (5)           *          1.60%
TCI Group Series B                          1,684,775 (6)         3.49%
Liberty Media Group
Series A                                    1,125,000 (5)           *
Liberty Media Group
Series B                                           --               --
Ventures Group
Series A                                    1,550,932 (5)           *
Ventures Group
Series B                                    1,721,360 (6)         3.89%
TCI Class B Preferred                              --               --

                       John C. Malone
Class A                                            --               --          --
Class B                                            --               --
Series A Preferred                                 --               --

TCI Group Series A                          1,512,864 (7)           *         48.68%
TCI Group Series B                         54,128,186 (6)(8)     84.47%
                                                      (9)(10)
Liberty Media Group
Series A                                    1,229,469 (7)(8)        *
Liberty Media Group
Series B                                   27,233,811 (8)(9)(10) 85.96%
Ventures Group
Series A                                    1,299,932 (7)           *
Ventures Group
Series B                                   45,239,888 (6)(7)(8)  93.16%
                                                      (9)(10)
TCI Class B
Preferred                                     273,600 (8)        17.62%

                       Stephen M. Brett
Class A                                            --               --          --
Class B                                            --               --
Series A Preferred                                 --               --

TCI Group Series A                            636,424 (11)          *            *
TCI Group Series B                                 --               --
Liberty Media Group
Series A                                      572,232 (11)          *
Liberty Media Group
Series B                                           --               --
Ventures Group
Series A                                      519,986 (11)          *
Ventures Group
Series B                                           --               --
TCI Class B Preferred                              --               --

                                               Amount and
                        Name of                 Nature of      Percent of
Title of Class         Beneficial              Beneficial       Class or     Voting
  or Series               Owner                 ownership       Series(1)    Power(1)
--------------         ----------              ----------      ----------    --------
                       Brendan Clouston
Class A                                            --               --          --
Class B                                            --               --
Series A Preferred                                 --               --

TCI Group Series A                            550,293 (12)          *            *
TCI Group Series B                                  8               *
Liberty Media Group
Series A                                      499,247 (12)          *
Liberty Media Group
Series B                                           85               *
Ventures Group
Series A                                    1,202,864 (12)          *
Ventures Group
Series B                                          444               *
TCI Class B Preferred                              --               --

                       William R. Fitzgerald
Class A                                            --               --          --
Class B                                            --               --
Series A Preferred                                 --               --

TCI Group Series A                            140,467 (13)          *            *
TCI Group Series B                                 --               --
Liberty Media Group
Series A                                          300               *
Liberty Media Group
Series B                                           --               --
Ventures Group
Series A                                      121,376 (13)          *
Ventures Group
Series B                                           --               --
TCI Class B Preferred                              --               --

                       Marvin L. Jones
Class A                                            --               --          --
Class B                                            --               --
Series A Preferred                                 --               --

TCI Group Series A                            249,205 (14)          *            *
TCI Group Series A                                 --               --
Liberty Media Group
Series A                                         6,353              *
Liberty Media Group
Series B                                           --               --
Ventures Group
Series A                                      215,520 (14)          *
Ventures Group
Series B                                           --               --
TCI Class B Preferred                              --               --

                                               Amount and
                        Name of                 Nature of          Percent of
Title of Class         Beneficial              Beneficial           Class or     Voting
  or Series               Owner                 ownership           Series(1)    Power(1)
--------------         ----------              ----------          ----------    --------
                       Bernard W. Schotters
Class A                                            --                   --          --
Class B                                            --                   --
Series A Preferred                                 --                   --

TCI Group Series A                            503,159 (15)              *            *
TCI Group Series B                                 58                   *
Liberty Media Group
Series A                                      249,740 (15)              *
Liberty Media Group
Series B                                          643                   *
Ventures Group
Series A                                      454,346 (15)              *
Ventures Group
Series B                                        3,316                   *
TCI Class B Preferred                           1,022                   *

                       All directors
                       and executive
                       officers as a
                         group (12
                          persons)
Class A                                            --                   --          --
Class B                                            --                   --
Series A Preferred                                 --                   --

TCI Group Series A                          6,621,189 (3)(12)(16)     1.43%     49.33%
TCI Group Series B                         54,558,092 (6)(8)         85.14%
                                                      (9)(10)
Liberty Media Group
Series A                                    4,551,251 (3)(8)          1.44%
                                                      (12)(16)
Liberty Media Group
Series B                                   27,387,687 (8)(9)(10)     86.45%
Ventures Group
Series A                                    6,089,572 (12)(16)        1.65%
Ventures Group
Series B                                   45,572,378 (6)(8)(9)      93.85%
                                                      (10)(17)
TCI Class B Preferred                         291,993 (2)(3)(8)      18.81%

------------
* Less than one percent.

(1) Based on 458,473,123 shares of TCI Group Series A Stock, 48,414,818 shares of TCI Group Series B Stock, 313,225,982 shares of Liberty Media Group Series A Stock, 31,681,124 shares of Liberty Media Group Series B Stock, 365,719,524 shares of Ventures Group Series A Stock, 43,861,112 shares of Ventures Group Series B Stock, 1,552,490 shares of Class B Preferred Stock, 70,575 shares of TCI Group Series C Preferred Stock, 70,575 shares of Liberty Media Group Series C Preferred Stock, 6,567,344 shares of Series G Preferred Stock and 6,567,894 shares of Series H Preferred Stock outstanding on December 31, 1997, in each case after elimination of shares then held by TCI and its majority owned subsidiaries. In connection with the settlement of certain litigation brought against TCI and others, portions of certain transactions that were entered into by TCI in June 1997 were unwound such that effective as of February 9, 1998, 10,201,041 shares of TCI Group Series A Stock and 11,666,506 shares of Ventures Group Series A Stock were returned to TCI as authorized but unissued shares, and TCI issued 10,017,145 shares of TCI Group Series B Stock and 12,034,298 shares of TCI Ventures Group Series B Stock. The December 31, 1997 outstanding share numbers have been adjusted to reflect the effect of the foregoing.

(2) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights to Mr. Fisher in November 1994 to acquire 140,000 shares of TCI Group Series A Stock, 112,500 shares of Liberty Media Group Series A Stock, and 120,000 shares of Ventures Group Series A Stock, of which options to acquire 84,000, 67,500, and 72,000, respectively, of such shares are currently exercisable; and (b) stock options granted in January 1996, pursuant to TCI's 1994 Nonemployee Director Stock Option Plan (the "TCI Director Stock Option Plan"), to acquire 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Media Group Series A Stock, of which options to acquire 10,000 and 5,625, respectively, of such shares are currently exercisable. In addition, includes 210 shares of TCI Class B Preferred Stock held by Mr. Fisher's wife.

(3) Includes 1,524 shares of TCI Group Series A Stock, 856 shares of Liberty Media Group Series A Stock and 14 shares of TCI Class B Preferred Stock held by Mr. Gallivan's wife. Also, assumes the exercise in full of stock options granted in November 1994, pursuant to the TCI Director Stock Option Plan, to acquire 20,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Media Group Series A Stock. Options to acquire 16,875 shares of Liberty Media Group Series A Stock are currently exercisable. None of the options to acquire shares of the TCI Group Series A Stock are exercisable until November 16, 1998.

(4) Assumes the exercise in full of options granted in December 1996, pursuant to the TCI Director Stock Option Plan, to acquire 50,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Media Group Series A Stock, of which options to acquire 10,000 and 5,625, respectively, of such shares are currently exercisable.

(5) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in February 1997 to acquire 700,000 shares of TCI Group Series A Stock, 375,000 shares of Liberty Media Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock, none of which options were exercisable until February 1998; and (b) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 1,050,000 shares of TCI Group Series A Stock, 750,000 shares of Liberty Media Group Series A Stock and 900,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 1998. Also includes 174,534 restricted shares of TCI Group Series A Stock and 50,932 restricted shares of Ventures Group Series A Stock. Such shares vest as to 50% in July 2001 and as to the remaining 50% in July 2002.

(6) Includes 1,684,775 shares of TCI Group Series B Stock and 1,721,360 shares of Ventures Group Series B Stock held by trusts of which Mr. Hindery is the trustee and over which Dr. Malone has the power to direct the voting. Dr. Malone also has a right of first refusal with respect to any proposed transfer of such shares. Such right of first refusal may be exercised by Dr. Malone either by the payment of cash or, subject to certain exceptions, by the exchanging of shares of TCI Group Series A Stock for such TCI Group Series B Stock or Ventures Group Series A Stock for such Ventures Group Series B Stock. If not exercised by Dr. Malone, the right of first refusal may be exercised by TCI.

(7) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November 1992 to acquire 700,000 shares of TCI Group Series A Stock, 562,500 shares of Liberty Media Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in December 1995 to acquire 700,000 shares of TCI Group Series A Stock, 562,500 shares of Liberty Media Group Series A Stock, and 600,000 shares of Ventures Group Series A Stock, of which options to acquire 280,000, 225,000, and 240,000, respectively, of such shares are currently exercisable; and (c) stock options granted in tandem with stock appreciation rights in December 1997 to acquire 2,800,000 shares of Ventures Group Series B Stock, none of which options are exercisable until December 16, 1998. The grant referred to in (c) above is subject to approval by the TCI stockholders of the Tele-Communications, Inc. 1998 Incentive Plan (the "1998 Incentive Plan").

(8) Includes 776,380 shares of TCI Group Series B Stock, 12,726 shares of Liberty Media Group Series A Stock, 439,875 shares of Liberty Media Group Series B Common Stock, 793,240 shares of Ventures Group Series B Stock and 6,900 shares of TCI Class B Preferred Stock held by Dr. Malone's wife, Mrs. Leslie Malone, as to which Dr. Malone has disclaimed beneficial ownership.

(9) Pursuant to a letter agreement dated June 17, 1988, the late Mr. Bob Magness and Kearns-Tribune Corporation, a newspaper publishing company, each granted Dr. Malone certain rights with respect to the then Class B Common Stock of TCI owned by them. Dr. Malone agreed with TCI to forgo the exercise of such rights in connection with a June 16, 1997 transaction whereby the Estate of Bob Magness sold 30,545,864 shares of TCI Group Series B Stock to TCI in exchange for an equal number of shares of TCI Group Series A Stock. In consideration thereof, TCI granted Dr. Malone the right to acquire, at any time and from time to time prior to June 30, 1999 (the "Malone Right"), up to 30,545,864 shares of TCI Group Series B Stock for either (or any combination of): (i) shares of TCI Group Series A Stock on a one-for-one basis or (ii) cash based on the closing sales price of the TCI Group Series B Stock on the National Market tier of The Nasdaq Stock Market ("Nasdaq") for a specified period prior to the acquisition of such shares by Dr. Malone (the "TCI-Estates Agreement"). Effective February 9, 1998, however, the number of shares of TCI Group Series B Stock subject to the Malone Right was reduced from 30,545,864 to 14,511,570 shares. Certain members of the Magness family, individually and, in certain cases, on behalf of the Estate of Betsy Magness and the Estate of Bob Magness (collectively, the "Magness Group"), have the right to participate with Dr. Malone in any acquisition of up to 12,406,238 of the 14,511,570 shares of TCI Group Series B Stock subject to the Malone Right on a basis proportionate to the relative ownership by the Magness Group and Dr. Malone and his spouse of capital stock of TCI having more than one vote per share in the election of directors. At this time, Dr. Malone's proportionate share of such 12,406,238 shares is 6,809,537. In addition, Dr. Malone has the right to acquire the remaining 2,105,332 shares of TCI Group Series B Stock subject to the Malone Right, free of any right of participation by the Magness Group. The Malone Right may be exercised at any time prior to June 30, 1999. If the Magness Group or any member thereof declines to participate in the Malone Right, Dr. Malone may acquire all such shares.

      In connection with the foregoing changes to the TCI-Estates Agreement, on February 9, 1998, Dr. Malone and his spouse (the "Malone Group") and the Magness Group entered into a Stockholders' Agreement pursuant to which the parties agreed to consult with each other on any matter coming to a vote of TCI stockholders; provided, however, that in the event of a disagreement, the shares of TCI Group Series B Stock, Liberty Media Group Series B Stock and Ventures Group Series B Stock held by the Malone Group and the Magness Group will be voted in the manner directed by Dr. Malone pursuant to an irrevocable proxy given to Dr. Malone by the Magness Group.

      As a result of the February 1998 transactions, Dr. Malone's beneficial ownership of TCI common stock includes the following shares held by the Magness Group: 16,365,681 shares of TCI Group Series B Stock, 14,292,719 shares of Liberty Media Group Series B Stock, and 18,684,034 shares of Ventures Group Series B Stock. In addition, all of the shares subject to the Malone Right have been included in Dr. Malone's beneficial ownership information.

(10) Dr. and Mrs. Malone's shares of TCI Group Series B Stock, Liberty Media Group Series B Stock and Ventures Group Series B Stock (collectively, the "Series B Stock") are subject to the terms of a Call Agreement (the "Call Agreement") dated as of February 9, 1998, among Dr. and Mrs. Malone and TCI. The Call Agreement grants TCI the right to acquire all of the shares of Series B Stock owned by Dr. and Mrs. Malone upon Dr. Malone's death or a contemplated sale of such Series B Stock to third parties at prices determined in accordance with the Call Agreement. The Call Agreement also prohibits Dr. and Mrs. Malone from disposing of their Series B Stock, except for certain exempt transfers (such as transfers to related parties or the Magness Group or public sales of up to an aggregate of 5% of their Series B Stock) and except for transfers made in compliance with the Company's rights granted pursuant to the Call Agreement.

(11) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November 1992 to acquire 56,250 shares of Liberty Media Group Series A Stock, all of which options are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in October 1993 to acquire 56,250 shares of Liberty Media Group Series A Stock, all of which options are currently exercisable; (c) stock options granted in tandem with stock appreciation rights in November 1994 to acquire 140,000 shares of TCI Group Series A Stock, 112,500 shares of Liberty Media Group Series A Stock and 120,000 shares of Ventures Group Series A Stock, of which options to acquire 84,000, 67,500 and 72,000, respectively, of such shares are currently exercisable; (d) stock options granted in tandem with stock appreciation rights in December 1995 to acquire 210,000 shares of TCI Group Series A Stock, 168,750 shares of Liberty Media Group Series A Stock and 180,000 shares of Ventures Group Series A Stock, of which options to acquire 84,000, 67,500 and 72,000, respectively, of such shares are currently exercisable; and (e) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 241,500 shares of TCI Group Series A Stock, 150,000 shares of Liberty Media Group Series A Stock and 207,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 23,

      1998. In addition, assumes the vesting in full of 35,634 restricted shares of TCI Group Series A Stock, 22,500 restricted shares of Liberty Media Group Series A Stock and 8,732 restricted shares of Ventures Group Series A Stock granted in December 1995, of which shares 50% vest in December 1999 and the remaining 50% vest in December 2000.

(12) Assumes the vesting and exercise in full of an aggregate number of stock options in tandem with stock appreciation rights granted to Mr. Clouston from 1992 through 1995 to acquire 476,000 shares of TCI Group Series A Stock, 492,187 shares of Liberty Media Group Series A Stock and 1,125,000 shares of Ventures Group Series A Stock. Additionally, assumes the vesting in full of 63,620 restricted shares of TCI Group Series A Stock and 72,760 restricted shares of Ventures Group Series A Stock. The vesting of all such stock options in tandem with stock appreciation rights and restricted stock awards was accelerated, and such options and stock appreciation rights became immediately exercisable subsequent to December 31, 1997. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Transactions with Management and Others."

(13) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in May 1997 to acquire 105,000 shares of TCI Group Series A Stock and 90,000 shares of Ventures Group Series A Stock, none of which options are exercisable until May 15, 1998; and (b) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 31,500 shares of TCI Group Series A Stock and 27,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 23, 1998.

(14) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in May 1997 to acquire 157,500 shares of TCI Group Series A Stock and 135,000 shares of Ventures Group Series A Stock, none of which options are exercisable until May 15, 1998; and (b) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 84,000 shares of TCI Group Series A Stock and 72,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 23, 1998.

(15) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November 1992 to acquire 52,500 shares of TCI Group Series A Stock, 42,187 shares of Liberty Media Group Series A Stock and 45,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in October 1993 to acquire 52,500 shares of TCI Group Series A Stock, 42,187 shares of Liberty Media Group Series A Stock and 45,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable; (c) stock options granted in tandem with stock appreciation rights in November 1994 to acquire 35,000 shares of TCI Group Series A Stock, 28,125 shares of Liberty Media Group Series A Stock and 30,000 shares of Ventures Group Series A Stock, of which options to acquire 21,000, 16,875 and 18,000, respectively, of such shares are currently exercisable; (d) stock options granted in tandem with stock appreciation rights in December 1995 to acquire 175,000 shares of TCI Group Series A Stock and 150,000 shares of Ventures Group Series A Stock, of which options to acquire 70,000 and 60,000, respectively, of such shares are currently exercisable; and (e) stock options granted in tandem with stock appreciation rights in July 1997 to acquire 70,000 shares of TCI Group Series A Stock, 50,001 shares of Liberty Media Group Series A Stock and 60,000 shares of Ventures Group Series A Stock, none of which options are exercisable until July 23, 1998. In addition, assumes the vesting in full of 15,905 restricted shares of TCI Group Series A Stock and 18,190 restricted shares of Ventures Group Series A Stock granted in December 1995, of which 50% of such shares vest in December 1999 and the remaining 50% vest in December 2000.

(16) Certain executive officers and directors of the Company hold options, which were granted in tandem with stock appreciation rights in November 1992, to acquire an aggregate of 756,500 shares of TCI Group Series A Stock, an aggregate of 703,124 shares of Liberty Media Group Series A Stock and an aggregate of 654,000 shares of Ventures Group Series A Stock, all of which options are currently exercisable.

      Additionally, certain executive officers hold stock options, which were granted in tandem with stock appreciation rights in October 1993, to acquire an aggregate of 65,625 shares of TCI Group Series A Stock, an aggregate of 140,624 shares of Liberty Media Group Series A Stock and an aggregate of 56,250 shares of Ventures Group Series A Stock, all of which options are currently exercisable.

      Also, certain executive officers and a director hold stock options, which were granted in tandem with stock appreciation rights in November 1994, to acquire an aggregate of 352,520 shares of TCI Group Series A Stock, an aggregate of 283,275 shares of Liberty Media Group Series A Stock and an aggregate of 302,160 shares of Ventures Group Series A Stock, of which options to acquire 210,000, 168,750 and 180,000, respectively, of such shares are currently exercisable.

      Additionally, certain executive officers and directors hold stock options, which were granted in tandem with stock appreciation rights in December 1995, to acquire an aggregate of 1,148,000 shares of TCI Group Series A Stock, 731,250 shares of Liberty Media Group Series A Stock and 984,000 shares of Ventures Group Series A Stock, of which options to acquire 455,000, 292,500 and 390,000, respectively, of such shares are currently exercisable.

      Pursuant to the TCI Director Stock Option Plan, certain directors hold options to purchase an aggregate of 120,000 shares of TCI Group Series A Stock and an aggregate of 84,375 shares of Liberty Media Group Series A Stock, of which options to purchase an aggregate of 20,000 and 28,125, respectively, of such shares are currently exercisable.

      Additionally, one executive officer holds stock options, which were granted in tandem with stock appreciation rights in February 1997, to acquire an aggregate of 700,000 shares of TCI Group Series A Stock, 375,000 shares of Liberty Media Group Series A Stock and 600,000 shares of Ventures Group Series A Stock, none of which options are currently exercisable.

      Also, certain executive officers hold stock options, which were granted in tandem with stock appreciation rights in May 1997, to acquire an aggregate of 1,652,000 shares of TCI Group Series A Stock and 225,000 shares of Ventures Group Series A Stock, none of which options are currently exercisable.

      Additionally, certain executive officers hold stock options, which were granted in tandem with stock appreciation rights in July 1997, to acquire an aggregate of 1,787,500 shares of TCI Group Series A Stock, 1,025,001 shares of Liberty Media Group Series A Stock and 1,416,000 shares of Ventures Group Series A Stock, none of which options are currently exercisable.

      Also, certain executive officers hold an aggregate of 234,800 restricted shares of TCI Group Series A Stock, 22,500 restricted shares of Liberty Media Group Series A Stock and 80,400 restricted shares of Ventures Group Series A Stock, none of which shares are currently vested.

      All of the aforementioned options with tandem stock appreciation rights, options and restricted stock are reflected in this table assuming the exercise or vesting in full of such securities.

(17) Dr. Malone holds a stock option, which was granted in tandem with stock appreciation rights in December 1997, to acquire 2,800,000 shares of Ventures Group Series B Stock. Such grant is subject to TCI stockholder approval of the 1998 Incentive Plan. None of these options are exercisable until December 16, 1998.

      No equity securities in any subsidiary of the Company are owned by any of the Company's executive officers or directors, except that Dr. Malone, a director of the Company, owns, as trustee for his children, 68 shares of 12% Series C Cumulative Compounding Preferred Stock ("WestMarc Preferred Stock") of WestMarc Communications, Inc., a subsidiary of the Company; and Mr. Clouston, formerly an executive officer of the Company, pursuant to a restricted stock award agreement, owns 62 shares of WestMarc Preferred Stock. See note 11 to "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table" for additional information about this award.

Change of Control

      The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                         ELECTION OF DIRECTORS PROPOSAL

      At the Annual Meeting, the persons named in the accompanying proxy will vote for the election of four directors, with the term of office of each to continue until the annual meeting of stockholders in 1999, and until his successor shall have been duly elected and qualified, unless authority to vote is withheld. The Board of Directors currently consists of five directors; however, the Board of Directors has resolved that the number of directors to serve until the 1999 annual meeting of stockholders shall be four. Mr. Gallivan and Mr. Jones, each of whom currently serves as a director, are not nominees for election as directors of the Company, and thus, they will not continue to serve as a director upon the election and qualification of the four nominees. The following lists the four nominees for election as directors of the Company and sets forth the birth date of each such person, the positions held with the Company or principal occupation of each person, certain other directorships held and the year each person became a director of the Company. Each of the nominees for director, other than Mr. Gould, currently serves as a director of the Company, and the Company is informed that each nominee is willing to serve as a director. However, if any such nominee should decline or shall become unable to serve as a director for any reason, votes will be cast for a substitute nominee, if any, designated by the Board of Directors, or, if none is so designated prior to the election, votes will be cast according to the judgment in such matters of the person or persons voting the proxy.

Name                             Positions
-------------------------------- -----------------------------------------------
Donne F. Fisher                  A director of the Company since 1980 and of TCI
Born May 24, 1938                since June  1994. Mr. Fisher served as an
                                 Executive Vice President of the Company from
                                 December 1991 to October 1994 and served as an Executive Vice President of TCI from January
                                 1994 through January 1, 1996. Since resigning as an Executive Vice President of TCI on January 1, 1996, Mr. Fisher has been providing consulting services to TCI. Mr. Fisher also is a director of TCI Pacific Communications, Inc.
                                 ("TPAC"), a subsidiary of the Company, TCI
                                 Music, Inc. ("TCI Music"), a subsidiary of TCI, and General Communications, Inc.

Paul A. Gould                    A director of TCI since December 1996. Mr.
Born September 27, 1945          Gould has been a Managing Director and an
                                 Executive Vice President of Allen & Company
                                 Incorporated, an investment banking services company, for more than the last five years. Mr.
                                 Gould has served as a director of
                                 Tele-Communications International, Inc., a subsidiary of TCI ("International"), since July
                                 1995. Mr. Gould is also a director of Ascent
                                 Entertainment Group, Inc. and Sunburst
                                 Hospitality Corporation.

Leo J. Hindery, Jr.              A director of the Company since March 1997 and
Born October 31, 1947            of TCI since May 1997. Mr. Hindery has served
                                 as the President and Chief Executive Officer of the Company since March 1997. Mr. Hindery has also served as the President and Chief
                                 Operating Officer of TCI since March 1997 and as the President and Chief Executive Officer of TPAC since September 1997. In addition, he has served as a director of TPAC since September
                                 1997 and has served as the Chairman of the Board and as a director of TCI Music since
                                 January 1997. Mr. Hindery is also the President and Chief Executive Officer and/or director of many of TCI's other subsidiaries. Mr. Hindery was previously founder, Managing General
                                 Partner and Chief Executive Officer of
                                 InterMedia Partners, a cable television
                                 operator, and its affiliated entities from 1988 to March 1997. Mr. Hindery is a director of International, United Video Satellite Group,
                                 Inc. and At Home Corporation, all of which are subsidiaries of TCI. Mr. Hindery is also a director of TCI Satellite Entertainment, Inc.
                                 ("Satellite") and Cablevision Systems
                                 Corporation ("CSC").

John C. Malone                   A director of the Company since 1973 and of TCI
Born March 7, 1941               since June 1994. Dr. Malone has served as the
                                 Chief Executive Officer of the Company from
                                 March 1992 to October 1994 and as the President of the Company from 1973 to October 1994. Dr.
                                 Malone has served as Chairman of the Board of TCI since November 1996 and as the Chief
                                 Executive Officer of TCI since January 1994.
                                 Dr. Malone was also the President of TCI from January 1994 through March 1997. Dr. Malone has served as the Chairman of the Board and a director of International since May 1995, and he has served as a director of TPAC since July
                                 1996. In addition, Dr. Malone is President and a director of many of TCI's other subsidiaries.
                                 Dr. Malone is also a director of BET Holdings, Inc., The Bank of New York, At Home
                                 Corporation, Satellite, CSC and Lenfest
                                 Communications, Inc.

                              CONCERNING MANAGEMENT

Executive Officers

      The following lists the executive officers of the Company, other than Mr. Hindery as to whom information is provided under "ELECTION OF DIRECTORS PROPOSAL," their birth dates, a description of their business experience and the positions held with the Company as of April 6, 1998. All officers are appointed for an indefinite term, serving at the pleasure of the Board of Directors.

Gary K. Bracken                  Has served as Controller of the Company since
Born July 29, 1939               1969 and as an Executive Vice President of the
                                 Company since December 1997. He previously served as a Senior Vice President of the Company from December 1991 to December 1997.
                                 Mr. Bracken has been a Senior Vice President of
                                 TPAC since July 1996.

Stephen M. Brett                 Has served as an Executive Vice President of
Born September 20, 1940          the Company since October 1997 and as the
                                 General Counsel and Secretary of the Company since 1991. He previously served as a Senior
                                 Vice President of the Company from 1991 to October 1997. Mr. Brett has served as an Executive Vice President, the General Counsel and Secretary of TCI since January 1994. Mr.
                                 Brett is a Vice President and Secretary of most of TCI's subsidiaries.

William R. Fitzgerald            Has served as an Executive Vice President of
Born May 20, 1957                the Company since December 1997 and as a Senior
                                 Vice President of the Company from March 1996 to December 1997. Mr. Fitzgerald serves as a Vice President of various TCI subsidiaries. Mr.
                                 Fitzgerald was a senior vice president and a partner in Daniels & Associates, a brokerage and investment banking company, from 1988 to 1996.

Marvin L. Jones                  Has served as an Executive Vice President and
Born September 11, 1937          the Chief Operating Officer of the Company
                                 since March 1997 and has served as a director of the Company since October 1997. Mr. Jones has served as an Executive Vice President of TCI since April 1998. From November 1996 to
                                 March 1997, Mr. Jones served as the President of one of the Company's three cable units.
                                 Previously, Mr. Jones was a consultant in the cable television industry since 1991. Mr. Jones is a Vice President or the President of various
                                 TCI subsidiaries.

Ann M. Koets                     Has served as an Executive Vice President of
Born January 21, 1958            the Company since December 1997. Ms. Koets
                                 served as a Senior Vice President of the Company from May 1997 to December 1997 and served in various other capacities with the Company for more than the past five years.

Bernard W. Schotters, II         Has served as an Executive Vice President of
Born November 25, 1944           the Company since December 1997; previously
                                 served as a Senior Vice President-Finance of the Company from December 1991 to December
                                 1997. Mr. Schotters has served as Treasurer of the Company since December 1991. Mr. Schotters has served as a Senior Vice President and Treasurer of TCI since October 1997. Mr.
                                 Schotters is a Vice President and Treasurer of most of TCI's subsidiaries.

      Brendan R. Clouston served as a Senior Vice President and the Chief Financial Officer of the Company from March 1997 to April 1997; as the President and the Chief Executive Officer of the Company from October 1994 to March 1997; as an Executive Vice President and the Chief Operating Officer of the Company from March 1992 to October 1994 and as a Senior Vice President of the Company from December 1991 to March 1992. Mr. Clouston also served as an Executive Vice President of TCI from January 1994 until his resignation in August 1997 and as the Chief Financial Officer of TCI from March 1997 to April 1997.

      There are no family relations, of first cousin or closer, among the individuals, named above or under "ELECTION OF DIRECTORS PROPOSAL" by blood, marriage or adoption.

      During the past five years, none of the persons named above or under "ELECTION OF DIRECTORS PROPOSAL" has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the executive officers and directors of the Company, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such Section 16(a) forms and amendments thereto furnished to the Company with respect to its most recent fiscal year, or written representations that no reporting was required, the Company believes that, during the year ended December 31, 1997, its officers, directors and greater than ten-percent beneficial owners complied with all
Section 16(a) filing requirements applicable to them, except that one report each, covering the initial reporting of the absence of shareholdings, was filed late by Mr. Hindery and Mr. Fitzgerald.

Executive Compensation

      Background of TCI Stock Adjustments. On August 3, 1995, TCI amended its Restated Certificate of Incorporation to, among other things, (i) redesignate its then outstanding Class A Common Stock and Class B Common Stock as the TCI Group Series A Stock and the TCI Group Series B Stock and (ii) authorize the Liberty Media Group Series A Stock and the Liberty Media Group Series B Stock as two additional series of TCI's common stock. Thereafter, TCI distributed to the holders of its common stock one-fourth of a share of the corresponding series of Liberty Media Group common stock in respect of each share of TCI Group common stock held of record as of August 4, 1995, the record date for such distribution (the "Liberty Stock Distribution"). Certain of the stock options with tandem stock appreciation rights relative to the TCI Group Series A Stock and Liberty Media Group Series A Stock indicated in the following tables were granted prior to the foregoing redesignation and Liberty Stock Distribution. Options to purchase Class A Common Stock outstanding at the time of the Liberty Stock Distribution were adjusted by issuing to the holders of such options separate options to purchase that number of shares of Liberty Media Group Series A Stock which the holder would have been entitled to receive had the holder exercised such option to purchase Class A Common Stock prior to the record date for the Liberty Stock Distribution and reallocating a portion of the aggregate exercise price of the previously outstanding options to the newly issued options to purchase Liberty Media Group Series A Stock.

      On December 4, 1996, TCI distributed (the "Satellite Distribution") to the holders of shares of TCI Group Series A Stock and TCI Group Series B Stock all of the issued and outstanding common stock of Satellite. Prior to December 4, 1996, certain directors, officers and employees of TCI and its subsidiaries, including the Company, had been granted options to purchase shares of TCI Group Series A Stock ("TCI Options") and stock appreciation rights with respect to shares of TCI Group Series A Stock ("TCI SARs"). The TCI Options and TCI SARs had been granted pursuant to various stock incentive plans of TCI (the "TCI Plans"). The TCI Plans give the Board of Directors of TCI (the "TCI Board") the authority to make equitable adjustments to outstanding TCI Options and TCI SARs in the event of certain transactions, including transactions such as the Satellite Distribution.

      The TCI Board determined that, immediately prior to the Satellite Distribution, each TCI Option would be divided into two separately exercisable options: (i) an option ("SATCo Option") to purchase TCI Satellite Entertainment, Inc. Series A Common Stock ("SATCo Series A Stock"), exercisable for the number of shares of SATCo Series A Stock that would have been issued in the Satellite Distribution in respect of the shares of TCI Group Series A Stock subject to the applicable TCI Option, if such TCI Option had been exercised in full immediately prior to the record date of the Satellite Distribution, and containing substantially equivalent terms as the existing TCI Option, and (ii) an option (a "TCI Group Series A Option") to purchase TCI Group Series A Stock, exercisable for the same number of shares of TCI Group Series A Stock as the corresponding TCI Option had been exercisable prior to the Satellite Distribution. The aggregate exercise price of each TCI Option was allocated between the SATCo Option and the TCI Group Series A Option into which it was divided, and all other terms, including date of grant, of the SATCo Option and TCI Group Series A Option are in all material respects the same as the terms of such TCI Option. Similar adjustments were made to the outstanding TCI SARs, resulting in the holders thereof holding SARs with respect to TCI Group Series A Stock and SARs with respect to SATCo Series A Stock instead of TCI SARs, and to outstanding restricted stock awards, resulting in the holders thereof holding restricted shares of SATCo Series A Stock in addition to restricted shares of TCI Group Series A Stock. The foregoing adjustments were made pursuant to the anti-dilution provisions of the TCI Plans pursuant to which the respective TCI Options and TCI SARs were granted.

      Prior to the Satellite Distribution, TCI and Satellite entered into an agreement to sell to each other from time to time at the then current market price shares of TCI Group Series A Stock and SATCo Series A Stock, respectively, as necessary to satisfy their respective obligations under such securities.

      Effective January 14, 1997, TCI issued a stock dividend to holders of Liberty Media Group Series A Stock and Liberty Media Group Series B Stock consisting of one share of Liberty Media Group Series A Stock for every two shares of Liberty Media Group Series A Stock owned and one share of Liberty Media Group Series A Stock for every two shares of Liberty Media Group Series B Stock owned (the "1997 Liberty Media Group Stock Dividend"). As a result of the 1997 Liberty Media Group Stock Dividend, the number of shares underlying options granted in tandem with stock appreciation rights to purchase Liberty Media Group Series A Stock and the price to purchase such shares have been adjusted.

      On September 10, 1997, TCI concluded an exchange offer with its stockholders (the "Exchange Offer") whereby TCI created two new series of tracking stocks, the Ventures Group Series A Stock and the Ventures Group Series B Stock. Pursuant to the Exchange Offer, TCI offered to exchange, (i) shares of Ventures Group Series A Stock for shares of TCI Group Series A Stock; and (ii) shares of Ventures Group Series B Stock for shares of TCI Group Series B Stock.

      As stated above, the TCI Plans give the TCI Board the authority to make equitable adjustments to outstanding TCI Options and TCI SARs in the event of certain types of transactions, of which the Exchange Offer was one. The Compensation Committee of the TCI Board elected to adjust the TCI Group Series A Options and SARs with respect to TCI Group Series A Stock to reflect the expected shift of attributed value from the "TCI Group" to the newly created "Ventures Group." As a result, the TCI Group Series A Options outstanding immediately prior to the Exchange Offer have been canceled and reissued as two separately exercisable options: (i) with 70% of the shares of TCI Group Series A Stock underlying the TCI Group Series A Options allocated to an option to purchase TCI Group Series A Stock, and (ii) with 30% of the shares of TCI Group Series A Stock underlying the TCI Group Series A Options allocated to an option to purchase Ventures Group Series A Stock. The terms of these adjusted options, including the exercise price and the date of grant, are in all material respects the same as the terms of the TCI Group Series A Options. The TCI Board made corresponding adjustments to outstanding SARs with respect to TCI Group Series A Stock.

      Effective February 6, 1998, TCI issued a stock dividend to holders of Liberty Media Group Series A Stock and Liberty Media Group Series B Stock consisting of one share of Liberty Media Group Series A Stock for every two shares of Liberty Media Group Series A Stock and one share of Liberty Media Group Series B Stock for every two shares of Liberty Media Group Series B Stock owned (the "1998 Liberty Media Group Stock Dividend"). As a result of the 1998 Liberty Media Group Stock Dividend, the number of shares underlying options granted in tandem with stock appreciation rights to purchase Liberty Media Group Series A Stock and the exercise price of such options in tandem with stock appreciation rights have been adjusted.

      Effective February 6, 1998, TCI issued a stock dividend to holders of Ventures Group Series A Stock and Ventures Group Series B Stock consisting of one share of Ventures Group Series A Stock for each share of Ventures Group Series A Stock owned and one share of Ventures Group Series B Stock for each share of Ventures Group Series B Stock owned (the "1998 Ventures Group Stock Dividend"). As a result of the 1998 Ventures Group Stock Dividend, the number of shares underlying options granted in tandem with stock appreciation rights to purchase Ventures Group Series A Stock and Ventures Group Series B Stock, respectively, and the respective exercise prices of such options in tandem with stock appreciation rights have been adjusted.

      Summary Compensation Table. The following table shows, for the three years ended December 31, 1997, all forms of compensation for each person who served as the Chief Executive Officer of the Company during 1997 and for each of the four most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1997. The information set forth below represents compensation received by the named executive officers for all services performed for the Company, TCI or any TCI subsidiary.

                                                                           Long-Term Compensation
                                     Annual Compensation                           Awards
                                 -------------------------------   -----------------------------------
                                                                                          Securities
                                                      Other                               Underlying
                                                     Annual                                Options/                All Other
                                                  Compensation     Restricted Stock          SARs                Compensation
      Position          Year      Salary ($)           ($)           Award(s) ($)           (#) (1)                   ($)
--------------------    ----     ------------   ----------------   ----------------       ----------             ------------
Leo J. Hindery, Jr.     1997     $ 617,961(2)    $  92,727(3)      $ 3,162,500 (4)       4,425,000(5)            $ 34,462(6)
President and Chief     1996            --              --                  --                  --                     --
  Executive Officer     1995            --              --                  --                  --                     --

Brendan R. Clouston     1997     $ 346,000(7)    $ 242,694(8)(9)            --                  --               $247,835(10)
Formerly President      1996     $ 650,000       $ 244,147(8)(9)   $ 1,999,500 (11)        664,126(12)(13)(14)   $ 15,000(15)
  and Chief             1995     $ 550,000       $   3,181(8)      $ 2,062,500 (16)      1,400,000(17)           $ 15,000(15)
  Executive Officer

Marvin L. Jones         1997     $ 498,791              --                  --             448,500(5)            $ 15,000(15)
Executive Vice          1996     $  61,207(18)          --                  --                  --               $386,653(19)
  President and         1995            --              --                  --                  --               $152,352(19)
  Chief Operating
  Officer

Stephen M. Brett        1997     $ 482,250       $   2,796(8)               --             648,000(5)            $ 15,000(15)
Executive Vice          1996     $ 450,000       $   4,239(8)               --                  --               $ 15,000(15)
  President,            1995     $ 364,000       $   3,362(8)      $ 1,087,500 (16)        638,750(17)(20)       $ 15,000(15)
  Secretary and
  General Counsel

William R.              1997     $ 312,817              --                  --             253,500(5)            $  9,500(15)
Fitzgerald              1996     $ 145,384(21)          --                  --                  --                     --
  Executive Vice        1995            --              --                  --                  --                     --
  President

Bernard S.              1997     $ 315,000       $   2,567(8)               --             180,001(5)            $ 15,000(15)
Schotters, II           1996     $ 299,970       $   4,530(8)               --                  --               $ 15,000(15)
  Executive Vice        1995     $ 248,063       $   3,662(8)      $   515,625 (16)        400,000(17)(20)       $ 15,000(15)
  President

----------

(1) Adjusted to reflect the effect of the Liberty Stock Distribution, Satellite Distribution, the 1997 Liberty Media Group Stock Dividend, the Exchange Offer, the 1998 Liberty Media Group Stock Dividend and the 1998 Ventures Group Stock Dividend.

(2) Mr. Hindery commenced his employment with the Company as of March 1997. Accordingly, the 1997 salary information included in the table with respect to Mr. Hindery represents only ten months of employment during 1997.

(3) Includes the following benefits paid to Mr. Hindery: (i) a housing allowance of $43,853, (ii) a car allowance of $11,184 and (iii) use of a Company plane valued at $16,458.

(4) On July 23, 1997, pursuant to the Tele-Communications, Inc. 1996 Incentive Plan (the "1996 Plan"), TCI granted Mr. Hindery 174,534 restricted shares of TCI Group Series A Stock and 50,932 restricted shares of

      Ventures Group Series A Stock, which restricted shares vest as to 50% of such shares on July 23, 2001 and as to the remaining 50% of such restricted shares on July 23, 2002. At the end of 1997, the restricted shares of TCI Group Series A Stock had an aggregate value of $4,876,044, based upon the closing sales price per share of the TCI Group Series A Stock on Nasdaq on December 31, 1997. At the end of 1997, the restricted shares of Ventures Group Series A Stock had an aggregate value of $721,006, based upon the closing sales price per share of Ventures Group Series A Stock on Nasdaq on December 31, 1997. TCI has not paid cash dividends on the TCI Group Series A Stock or the Ventures Group Series A Stock and does not anticipate declaring and paying cash dividends on such securities at any time in the foreseeable future. For additional information concerning the 1996 Plan, see note 17 below.

(5) For information concerning these grants, refer to the notes to the table entitled "Option/SAR Grants Table."

(6) Consists of consulting fees paid to Mr. Hindery in 1997, prior to Mr. Hindery's employment with TCI in March 1997.

(7) Reflects Mr. Clouston's salary as an executive officer of the Company until April 1997.

(8) Includes amounts reimbursed during the year for the payment of taxes. During 1997 and 1996, a total of $2,753 and $4,207, respectively, was paid to Mr. Clouston as tax reimbursement.

(9) Includes dividend income received on WestMarc Preferred Stock. For additional information regarding such stock, see note 11 below. During 1997 and 1996, Mr. Clouston received $239,940 of dividend income on WestMarc Preferred Stock.

(10) Includes $232,835 of consulting fees paid to Mr. Clouston in 1997. The remaining $15,000 represents contributions to the TCI Stock Plan. See Note 15 for additional information regarding the TCI Stock Plan.

(11) On July 1, 1996, pursuant to a Restricted Stock Award Agreement, the Company transferred to Mr. Clouston all of the Company's right, title and interest in and to 62 shares of WestMarc Preferred Stock owned by the Company. Subsequent to December 31, 1997, such restricted shares vested in full. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Transactions with Management and Others."

(12) On December 4, 1996, Mr. Clouston was granted options to purchase 664,076 shares of SATCo Series A Stock representing 1.0% of the number of shares of Satellite common stock issued and outstanding on the date of the Satellite Distribution, determined immediately after giving effect to the Satellite Distribution, but before giving effect to the exercise of such option or certain other options. The aggregate exercise price for such options is equal to 1.0% of TCI's net investment in Satellite as of the date of the Satellite Distribution, but excluding any portion of TCI's net investment that as of such date is represented by a promissory note or other evidence of indebtedness from Satellite to TCI. Such options were scheduled to vest and become exercisable in five equal annual installments, and were scheduled to expire on February 1, 2006. The first annual installment vested and became exercisable on February 1, 1997. Subsequent to December 31, 1997, the vesting of all previously unvested options was accelerated, and such options became immediately exercisable in full. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Transactions with Management and Others."

(13) Effective December 1, 1996, Mr. Clouston was granted options to acquire 10 shares of TCI Telephony Services, Inc. common stock (the "Telephony Options") and 10 shares of TCI Wireline, Inc. common stock (the "Wireline Options"). The aggregate exercise price for each Telephony Option, which is payable to TCI Telephony Services, Inc. ("TTS-Delaware"), is equal to 1.0% of (i) TCI's cumulative investment in TTS-Delaware and its subsidiaries as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise, less (ii) the sum of (x) $500 million (representing the aggregate initial liquidation price of a certain preferred stock of TTS-Delaware) and (y) the amount of the tax benefits generated by TTS-Delaware and its subsidiaries (up to $500 million) as and when used by TCI. Each such option was replaced during 1997 with a separate stock appreciation right with respect to each of TTS-Delaware's two direct wholly-owned subsidiaries, TCI Teleport Holdings, Inc. ("TCI Teleport") and TCI Wireless Holdings, Inc. ("TCI Wireless"). Each of the stock appreciation right with respect to TCI Teleport (the "CLEC SAR") and the stock appreciation right with respect to TCI Wireless (the "Wireless SAR") entitles the holder to the excess of the value of the shares subject to the stock appreciation right (based on the percentage that such shares represent of the total value of the common equity of TCI Teleport or TCI Wireless, as applicable, as of the exercise date) over the "strike price" (i.e., 1% of TCI's cumulative investment in TCI Teleport or TCI Wireless, as applicable, and their respective subsidiaries at December 1, 1996, plus a 6% per annum interest factor from the date when each such investment was made to the date of exercise). The material terms of the CLEC SAR and the Wireless SAR are the same as those of the Telephony Option, except that the strike price for each such SAR is an allocated portion of the current exercise price under the Telephony Option based on TCI's cumulative investment in TCI Teleport and TCI Wireless. All such stock appreciation rights were scheduled to vest and become exercisable in five equal annual installments, with the first annual installment having been scheduled to vest on February 1, 1997, and were scheduled to expire on February 1, 2006. Amounts payable upon exercise of the stock appreciation right may be paid, at the election of TCI Teleport or TCI Wireless, as applicable, in cash, TCI Group Series A Stock, Ventures Group Series A Stock or common stock of TTS-Delaware (if then publicly traded), or a combination of the foregoing, subject to certain conditions. Any exercise by the grantee of all or part of the CLEC SAR must be accompanied by the exercise by the grantee of a pro rata portion of the Wireline Option described below. In October 1997, in connection with Mr. Clouston's exercise of the vested portions of the CLEC SAR and the Wireline Option granted to him, TCI also agreed to allow him to exercise the portion of his CLEC SAR and Wireline Option that would have vested on February 1, 2001.

      The aggregate exercise price for the Wireline Option granted to Mr. Clouston, which exercise price is payable to TCI Wireline Inc. ("TCI Wireline"), is equal to 1.0% of TCI's cumulative investment in TCI Wireline and its subsidiaries as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise. Such option must be exercised on a pro rata basis with the CLEC SARs as discussed in the paragraph above. Such option was scheduled to vest and become exercisable in five equal annual installments beginning on February 1, 1997, and was scheduled to expire on February 1, 2006.

      Subsequent to December 31, 1997, the vesting of all previously unvested portions of the CLEC SAR, Wireless SAR and Wireline Option was accelerated, and such stock appreciation rights and option became immediately exercisable in full. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Transactions with Management and Others."

(14) On December 1, 1996, Mr. Clouston was granted options to acquire 10 shares of TCI Internet Services, Inc. ("TCI Internet") common stock (the "Internet Options"). The aggregate exercise price for each such option, which is payable to TCI Internet, is equal to 1.0% of TCI's cumulative investment in TCI Internet and its subsidiaries as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise. All of such options were scheduled to vest and become exercisable in five equal annual installments, with the first annual installment vesting on February 1, 1997, and were scheduled to expire on February 1, 2006. In anticipation of the transfer to TCI.NET of the Internet services distribution business conducted through subsidiaries of TCI Internet, each such option was replaced during 1997 with an option to acquire a number of shares equal to 1.0% of TCI's common equity in TCI.NET at December 1, 1996 and a stock appreciation right with respect to a number of shares equal to 1.0% of TCI's common equity in TCI Internet at December 1, 1996. The material terms of the option to acquire shares of TCI.NET are the same as those of the Internet Option, except that the exercise price, which will be payable to TCI.NET, is an allocated portion of the current exercise price under the Internet Option based on TCI's cumulative investment in the Internet services distribution business relative to the balance of its cumulative investment in TCI Internet at December 1, 1996. The stock appreciation right entitles the holder to the excess of the value of the shares subject to the stock appreciation right (based on the percentage that such shares represent of the total value of the common equity of TCI Internet as of the exercise date) over 1% of TCI's cumulative investment in TCI Internet at December 1, 1996, plus a 6% per annum interest factor from the date when each such investment was made to the date of exercise. Amounts payable upon exercise of the stock appreciation right may be paid in cash or, at TCI's election, TCI Group Series A Stock, Ventures Group Series A Stock or common stock of TCI Internet (if then publicly traded) or any combination of the foregoing, subject to certain conditions. Any exercise by the holder of all or part of the TCI.NET option must be accompanied by the exercise by such holder of a pro rata portion of the TCI Internet stock appreciation right, and vice versa. In October 1997, in connection with Mr. Clouston's exercise of the vested portions of the stock appreciation right with respect to TCI Internet and the TCI.NET option, TCI agreed to allow him to exercise the portion of such stock appreciation right and option that would have vested on February 1, 2001. Subsequent to December 31, 1997, the vesting of all previously unvested portions of such stock appreciation right and option was accelerated, and such stock appreciation right and option became immediately exercisable in full. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Transactions with Management and Others."

(15) Amounts shown represent contributions to the predecessor to the TCI Stock Plan. The TCI Stock Plan provides benefits upon an employee's retirement which normally is when the employee reaches 65 years of age. TCI Stock Plan participants may contribute up to 10% of their compensation and TCI (by annual resolution of the Board of Directors) may contribute up to a matching 100% of the participants' contributions. Participant contributions to the TCI Stock Plan are fully vested upon contribution.

             Years of service       Vesting Percentage
             ----------------       ------------------
             Less than 1                 0%
             1-2                        33%
             2-3                        66%
             3 or more                 100%

      With respect to TCI contributions made to the TCI Stock Plan in 1997, 1996 and 1995, Messrs. Clouston, Brett and Schotters are fully vested. The TCI Stock Plan also includes a deferral feature in respect of employee contributions. Forfeitures (due to participants' withdrawal prior to full vesting) are used to reduce TCI's otherwise determined contributions.

      Directors, who are not employees of TCI, are ineligible to participate in the TCI Stock Plan. Under the terms of the TCI Stock Plan, employees are eligible to participate after three months of service. Although TCI has not expressed an intent to terminate the TCI Stock Plan, it may do so at any time. The TCI Stock Plan provides for full immediate vesting of all participants' rights upon termination of the TCI Stock Plan.

(16)  On December 13, 1995, pursuant to the Tele-Communications, Inc. 1994 Stock

      Incentive Plan (the "1994 Plan"), (i) Mr. Clouston was granted 63,620 restricted shares of TCI Group Series A Stock, 72,760 restricted shares of Ventures Group Series A Stock and 10,000 shares of SATCo Series A Stock;
      (ii) Mr. Brett was granted 35,634 restricted shares of TCI Group Series A Stock, 8,732 restricted shares of Ventures Group Series A Stock, 22,500 restricted shares of Liberty Media Group Series A Stock and 4,000 restricted shares of SATCo Series A Stock; and (iii) Mr. Schotters was granted 15,905 restricted shares of TCI Group Series A Stock, 18,190 restricted shares of Ventures Group Series A Stock and 2,500 restricted shares of SATCO Series A Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining 50% of such shares on December 13, 2000; provided, however, that subsequent to December 31, 1997, the vesting of the restricted shares granted to Mr. Clouston was accelerated. The value of the foregoing restricted shares at the end of 1997 was $2,876,143 for Mr. Clouston, $1,690,387 for Mr. Brett and $719,036 for Mr. Schotters, based upon the respective closing sales price per share on Nasdaq of TCI Group Series A Stock, Ventures Group Series A Stock, Liberty Media Group Series A Stock and SATCo Series A Stock on December 31, 1997. TCI has not paid cash dividends on any of the foregoing securities and does not anticipate declaring and paying cash dividends on such securities at any time in the foreseeable future.

(17) On December 13, 1995, pursuant to the 1996 Plan, certain executive officers of TCI were granted options in tandem with stock appreciation rights to acquire an aggregate of 1,400,000 shares of TCI Group Series A Stock, 2,475,000 shares of Liberty Media Group Series A Stock, 1,200,000 shares of Ventures Group Series A Stock, and 200,000 shares of SATCo Series A Stock. Each such grant of options vests evenly over five years, with such vesting period having first become exercisable on August 4, 1996, and expires on August 4, 2005.

      On December 13, 1995, pursuant to the 1994 Plan, certain executive officers of TCI were granted options in tandem with stock appreciation rights to acquire an aggregate of 1,855,000 shares of TCI Group Series A Stock, 1,518,750 shares of Liberty Media Group Series A Stock, 1,590,000 shares of Ventures Group Series A Stock, and 265,000 shares of SATCo Series A Stock. On December 13, 1995, pursuant to the Tele-Communications, Inc. 1995 Stock Incentive Plan (the "1995 Plan"), certain key employees of TCI were granted options in tandem with stock appreciation rights to acquire an aggregate of 1,930,250 shares of TCI Group Series A Stock, 981,000 shares of Liberty Media Group Series A Stock, 1,654,500 shares of Ventures Group Series A Stock, and 275,750 shares of SATCo Series A Stock. Each such grant under the 1994 Plan and the 1995 Plan of options in tandem with stock appreciation rights vests evenly over five years, with such vesting period having first become exercisable on August 4, 1996, and expires on August 4, 2005.

      Notwithstanding the above-described vesting schedules, the options and stock appreciation rights shall immediately vest and become exercisable in full if grantee's employment with TCI (a) shall terminate by reason of (i) termination by TCI without cause, (ii) termination by the grantee for good reason (as defined in the applicable TCI Plan) or (ii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between the grantee and TCI which expressly permits the grantee to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time) or (c) shall terminate if grantee dies while employed by TCI. Further, the options and stock appreciation rights shall immediately vest and become exercisable in full in the event of an Approved Transaction, Board Change or Control Purchase (each as defined in the applicable TCI Plan), unless, in the case of an Approved Transaction, the TCI Compensation Committee, under the circumstances specified in the applicable TCI Plan, determines otherwise.

(18) Mr. Jones commenced his employment with the Company in November 1996. Accordingly, the 1996 salary information included in the table with respect to Mr. Jones represents only two months of employment during 1996.

(19) Consists of consulting fees paid to Mr. Jones, prior to Mr. Jones' employment with the Company.

(20) On December 13, 1995, TCI granted Mr. Schotters options in tandem with stock appreciation rights to acquire from TCI 50,000 shares of International Series A common stock ("TINTA Series A Stock") owned by TCI. Additionally, International granted Mr. Brett options in tandem with stock appreciation rights to acquire 50,000 shares of TINTA Series A Stock.

(21) Mr. Fitzgerald commenced his employment with the Company in March 1996. Accordingly, the 1996 salary information included in the table with respect to Mr. Fitzgerald represents only nine and one-half months of employment during 1996.

                             Option/SAR Grants Table

The table set forth below shows all individual grants of stock options and stock appreciation rights ("SARs") to each of the named executive officers of the Company during the year ended December 31, 1997. The information in the table has been adjusted to reflect the effect of the Exchange Offer, the 1998 Liberty Media Group Stock Dividend and the 1998 Ventures Group Stock Dividend.

                           Number of
                          Securities
                          Underlying     % of Total
                           Options/     Options/SARs                        Market
                             SARs          Granted       Exercise or       Price on                             Grant Date
 Name and Security          Granted     to Employees     Base Price       Grant Date        Expiration         Present Value
      Granted                 (#)      in Fiscal Year      ($/Sh)           ($/Sh)             Date                 ($)
--------------------     ------------  --------------   -------------   ---------------     ----------         -------------
Leo J. Hindery, Jr.

TCI Group Series A       1,050,000(1)         15%         $ 15.68        $ 15.81(2)         July 23, 2007     $10,248,000(3)
Ventures Group Series A    900,000(1)         14%         $  7.84             --(4)         July 23, 2007              --(4)
Liberty Media Group
   Series A                750,000(1)         31%         $ 16.75        $ 17.25(2)         July 23, 2007     $ 8,060,000(3)
TCI Group Series A         700,000(5)         10%         $ 13.75        $ 13.88(6)      February 7, 2007     $ 6,055,000(7)
Ventures Group Series A    600,000(5)          9%         $  6.87             --(4)      February 7, 2007              --(4)
Liberty   Media  Group
   Series A                375,000(5)         15%         $ 13.04        $ 12.75(6)      February 7, 2007     $ 2,937,500(7)
TINTA Series A              50,000(8)          4%         $ 16.00        $ 14.25(6)      February 7, 2007     $   418,000(7)

]

                             Number of
                            Securities
                            Underlying     % of Total
                             Options/     Options/SARs                        Market
                               SARs          Granted       Exercise or       Price on                             Grant Date
 Name and Security            Granted     to Employees     Base Price       Grant Date        Expiration         Present Value
      Granted                   (#)      in Fiscal Year      ($/Sh)           ($/Sh)             Date                 ($)
--------------------       ------------  --------------    -----------      ----------        ----------         -------------
Marvin L. Jones

TCI Group Series A          84,000(1)           1%           $ 15.68       $ 15.81(2)        July 23, 2007      $  819,840(3)
Ventures Group Series A     72,000(1)           1%           $  7.84            --(4)        July 23, 2007              --(4)
TCI Group Series A         157,500(9)           2%           $ 14.00       $ 14.38(10)        May 15, 2007      $1,436,400(11)
Ventures Group Series A    135,000(9)           2%           $  7.00            --(4)         May 15, 2007              --(4)

Stephen M. Brett

TCI Group Series A         241,500(1)           3%           $ 15.68       $ 15.81(2)        July 23, 2007      $2,357,040(3)
Ventures Group Series A    207,000(1)           3%           $  7.84            --(4)        July 23, 2007              --(4)
Liberty Media Group
   Series A                150,000(1)           6%           $ 16.75       $ 17.25(2)        July 23, 2007      $1,612,000(3)
TINTA Series A              50,000(1)           4%           $ 14.63       $ 14.63(2)        July 23, 2007      $  449,500(12)

William R. Fitzgerald

TCI Group Series A          31,500(1)           *            $ 15.68       $ 15.81(2)        July 23, 2007      $  307,440(3)
Ventures Group Series A     27,000(1)           *            $  7.84            --(4)        July 23, 2007              --(4)
TCI Group Series A         105,000(9)           1%           $ 14.00       $ 14.38(10)        May 15, 2007      $  957,600(11)
Ventures Group Series A     90,000(9)           1%           $  7.00            --(4)         May 15, 2007              --(4)

Bernard W. Schotters

TCI Group Series A          70,000(1)           1%           $ 15.68       $ 15.81(2)        July 23, 2007      $  683,200(3)
Ventures Group Series A     60,000(1)           1%           $  7.84            --(4)        July 23, 2007              --(4)
Liberty Media Group
   Series A                 50,001(1)           2%           $ 16.75       $ 17.25(2)        July 23, 2007      $  537,344(3)

----------
*    Less than one percent.

(1) Effective as of July 23, 1997, pursuant to the 1996 Plan: (i) Messrs. Brett, Hindery, Fitzgerald, Jones and Schotters were granted options in tandem with stock appreciation rights to purchase 241,500, 1,050,000, 31,500, 84,000 and 70,000 shares, respectively, of TCI Group Series A Stock; (ii) Messrs. Brett, Hindery, Fitzgerald, Jones and Schotters were granted options in tandem with stock appreciation rights to purchase 207,000, 900,000, 27,000, 72,000 and 60,000 shares, respectively, of
      Ventures Group Series A Stock; and (iii) Messrs. Brett, Hindery and Schotters were granted options in tandem with stock appreciation rights to purchase 150,000, 750,000 and 50,001 shares, respectively, of Liberty Media Group Series A Stock. The foregoing grants of options with tandem stock appreciation rights vest evenly over five years, first becoming exercisable on July 23, 1998, and expire on July 23, 2007.

      Notwithstanding the foregoing vesting schedule, the options and stock appreciation rights shall immediately vest and become exercisable in full if the grantee's employment with TCI (a) shall terminate by reason of (i) termination by TCI without cause, (ii) terminate by the grantee for good reason (as defined in the 1996 Plan) or (iii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between the grantee and TCI which expressly permits the grantee to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time), or (c) shall terminate if the grantee dies while employed by TCI. Further, the options and stock appreciation rights shall immediately vest and become exercisable in full in the event of an Approved Transaction, Board Change or Control Purchase (each as defined in the 1996 Plan), unless, in the case of an Approved

      Transaction, the TCI Compensation Committee under the circumstances specified in the 1996 Plan, determines otherwise.

      In addition, effective as of July 23, 1997, pursuant to International's 1995 Stock Incentive Plan (the "International Plan"), Mr. Brett was granted options in tandem with stock appreciation rights to purchase 50,000 shares of TINTA Series A Stock. Such grant of options with tandem stock appreciation rights vests evenly over five years, first becomes exercisable on July 23, 1998, and expires on July 23, 2007.

      Notwithstanding the foregoing vesting schedule, the option and stock appreciation rights shall immediately vest and become exercisable in full if Mr. Brett's employment with International: (a) shall terminate by reason of: (i) termination by International without cause; (ii) termination by Mr. Brett for good reason (as defined in the International
      Plan); or (iii) disability; (b) shall terminate pursuant to provisions of a written employment agreement, if any, between Mr. Brett and International which expressly permits Mr. Brett to terminate such employment upon occurrence of certain specified events; or (c) shall terminate if Mr. Brett dies while employed by International. Further, the option shares and stock appreciation rights will immediately vest and become exercisable in full in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in the International Plan), unless in the case of an Approved Transaction, the Compensation Committee under the circumstances specified in the International Plan determines otherwise.

(2) Represents the closing market price per share on July 23, 1997 of TCI Group Series A Stock, Liberty Media Group Series A Stock and TINTA Series A Stock, as the case may be.

(3) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
      (a) a 6.15% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of TCI Group Series A Stock and Liberty Media Group Series A Stock on July 23, 1997. The actual value the executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

(4) The Ventures Group Series A Stock was issued in connection with the Exchange Offer which occurred on September 10, 1997. All options in tandem with stock appreciation rights to acquire TCI Group Series A Stock granted prior to September 10, 1997 were adjusted by the TCI Board or the TCI Compensation Committee as described under "CONCERNING MANAGEMENT -- Executive Compensation -- Background of TCI Stock Adjustments" above. The Ventures Group Series A Stock only began regular way trading on Nasdaq on September 17, 1997; accordingly, no market price per share on grant date or grant date present value information is available. Set forth below are the market price per share on grant date and grant date present value information assuming the closing market price of Ventures Group Series A Stock on the relevant date would have been the same as the closing market price of TCI Group Series A Stock on the date of grant and then adjusting such closing market price for the 1998 Ventures Group Stock Dividend:

            (i) Mr. Hindery's February 7, 1997 grant of options in tandem with stock appreciation rights to acquire 600,000 shares of Ventures Group Series A Stock would have a market price per share of $6.94 and a grant date present value of $2,595,000. See note 7 below for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

            (ii) Mr. Hindery's July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 900,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $4,392,000. See note 3 above for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

            (iii) Mr. Brett's July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 207,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $1,010,160. See note 3 above for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

            (iv) Mr. Jones' May 15, 1997 grant of options in tandem with stock appreciation rights to acquire 135,000 shares of Ventures Group Series A Stock would have a market price per share of $7.19 and a grant date present value of $615,600. See note 11 below for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

            (v) Mr. Jones' July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 72,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $351,360. See note 3 above for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

            (vi) Mr. Fitzgerald's May 15, 1997 grant of options in tandem with stock appreciation rights to acquire 90,000 shares of Ventures Group Series A Stock would have a market price per share of $7.19 and a grant date present value of $410,400. See note 11 below for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

            (vii) Mr. Fitzgerald's July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 27,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $131,760. See note 3 above for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

           (viii) Mr. Schotters' July 23, 1997 grant of options in tandem with stock appreciation rights to acquire 60,000 shares of Ventures Group Series A Stock would have a market price per share of $7.91 and a grant date present value of $292,800. See note 3 above for information about the assumptions used in the Black-Scholes model to determine the grant date present value.

(5) On February 7, 1997, pursuant to the 1996 Plan, Mr. Hindery was granted options in tandem with stock appreciation rights to purchase 700,000 shares of TCI Group Series A Stock, 600,000 shares of Ventures Group Series A Stock and 375,000 shares of Liberty Media Group Series A Stock. Such grant of options with tandem stock appreciation rights vests evenly over five years, beginning February 7, 1997, first became exercisable on February 7, 1998, and expires on February 7, 2007.

      Notwithstanding the foregoing vesting schedule, the options and stock appreciation rights shall immediately vest and become exercisable in full if Mr. Hindery's employment with TCI (a) shall terminate by reason of (i) termination by TCI without cause, (ii) termination by Mr. Hindery for good reason (as defined in the 1996 Plan) or (iii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between Mr. Hindery and TCI which expressly permits Mr. Hindery to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time), or (c) shall terminate if Mr. Hindery dies while employed by TCI. Further, the options and stock appreciation rights shall immediately vest and become exercisable in full in the event of an Approved Transaction, Board Change or Control Purchase (each as defined in the 1996 Plan), unless, in the case of an Approved Transaction, the TCI Compensation Committee under the circumstances specified in the 1996 Plan, determines otherwise.

(6) Represents the closing market price per share on February 7, 1997 of TCI Group Series A Stock, Liberty Media Group Series A Stock and TINTA Series A Stock, as the case may be.

(7) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
      (a) a 6.395% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of the TCI Group Series A Stock, Liberty Media Group Series A Stock and TINTA Series A Stock on February 7, 1997. The actual value Mr. Hindery may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by Mr. Hindery will not necessarily be the value determined by the model.

(8) On February 7, 1997, TCI granted to Mr. Hindery options in tandem with stock appreciation rights to purchase 50,000 shares of TINTA Series A Stock owned by TCI at a purchase price of $16.00 per share. Such grant of options with tandem stock appreciation rights vests evenly over five years, first became exercisable on February 7, 1998, and expires on February 7, 2007.

      Notwithstanding the foregoing vesting schedule, the options and stock appreciation rights shall immediately vest and become exercisable in full if Mr. Hindery's employment with TCI (a) shall terminate by reason of (i) termination by TCI without cause, (ii) termination by Mr. Hindery for good reason (as defined in the option agreement between TCI and Mr. Hindery governing the grant of the options and stock appreciation rights) or (iii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between Mr. Hindery and TCI which expressly permits Mr. Hindery to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time), or
      (c) shall terminate if Mr. Hindery dies while employed by TCI. Further, the shares underlying the options and stock appreciation rights shall immediately vest and become exercisable in full in the event of an Approved Transaction, Board Change or Control Purchase (each as defined in the option agreement), unless, in the case of an Approved Transaction, the TCI Compensation Committee under the circumstances specified in the option agreement determines otherwise.

(9) On May 15, 1997, pursuant to the 1996 Plan, Messrs. Fitzgerald and Jones were granted options in tandem with stock appreciation rights to purchase
      (i) 105,000 shares and 157,500 shares, respectively, of TCI Group Series A Stock and (ii) 90,000 shares and 135,000 shares, respectively, of Ventures Group Series A Stock. Such grants of options with tandem stock appreciation rights vest evenly over five years, first become exercisable on May 15, 1998, and expire on May 15, 2007.

      Notwithstanding the foregoing vesting schedule, the options and stock appreciation rights shall immediately vest and become exercisable in full if the grantee's employment with TCI (a) shall terminate by reason of
      (i) termination by TCI without cause, (ii) termination by the grantee for good reason (as defined in the 1996 Plan) or (iii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between the grantee and TCI which expressly permits the grantee to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time), or (c) shall terminate if the grantee dies while employed by TCI. Further, the shares underlying the options and stock appreciation rights shall immediately vest and become exercisable in full in the event of an Approved Transaction, Board Change or Control Purchase (each as defined in the 1996 Plan), unless, in the case of an Approved Transaction, the TCI Compensation Committee under the circumstances specified in the 1996 Plan determines otherwise.

(10) Represents the closing market price per share on May 15, 1997 of TCI Group Series A Stock.

(11) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
      (a) a 6.66% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the market value of the TCI Group Series A Stock on May 15, 1997. The actual value the executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by the executive will not necessarily be the value determined by the model.

(12) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
      (a) a 6.15% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; and (d) the closing market price of the TINTA Series A Stock on July 23, 1997. The actual value Mr. Brett may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by Mr. Brett will not necessarily be the value determined by the model.

      Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table. The following table shows each exercise of stock options and SARs during the year ended December 31, 1997, by each of the named executive officers of the Company and the December 31, 1997 number and year-end value of unexercised options and SARs on an aggregated basis.

                                                                            Number of
                                                                           Securities        Value of
                                                                           Underlying       Unexercised
                                                                           Unexercised     In-the-Money
                                                                            Options/       Options/SARs
                                                                             SARs at            at
                                                                          December 31,     December 31,
                                                                            1997 (#)         1997 ($)
                                 Shares Acquired      Value Realized      Exercisable/     Exercisable/
Name                           on Exercise (#) (1)          ($)           Unexercisable    Unexercisable
----                           -------------------    --------------      -------------    -------------
Leo J. Hindery, Jr.

Exercisable
TCI Group Series A                     --                   --                      --                 --
Ventures Group Series A                --                   --                      --                 --
Liberty Media Group Series A           --                   --                      --                 --
TINTA Series A                         --                   --                      --                 --
SATCo Series A                         --                   --                      --                 --
Unexercisable
TCI Group Series A                     --                   --               1,750,000      $  22,801,625
Ventures Group Series A                --                   --               1,500,000      $  10,053,375
Liberty Media Group Series A           --                   --               1,125,000      $   9,732,500
TINTA Series A                         --                   --                  50,000      $     100,000
SATCo Series A                         --                   --                      --                 --

Marvin L. Jones

Exercisable
TCI Group  Series A                    --                   --                      --                 --
Ventures Group Series A                --                   --                      --                 --
Liberty Media Group Series A           --                   --                      --                 --
TINTA Series A                         --                   --                      --                 --
SATCo Series A                         --                   --                      --                 --
Unexercisable
TCI Group Series A                     --                   --                 241,500      $   3,224,786
Ventures Group Series A                --                   --                 207,000      $   1,420,864
Liberty Media Group Series A           --                   --                      --                 --
TINTA Series                           --                   --                      --                 --
SATCo Series A                         --                   --                      --                 --

                                                                            Number of
                                                                           Securities        Value of
                                                                           Underlying       Unexercised
                                                                           Unexercised     In-the-Money
                                                                            Options/       Options/SARs
                                                                             SARs at            at
                                                                          December 31,     December 31,
                                                                            1997 (#)         1997 ($)
                                 Shares Acquired      Value Realized      Exercisable/     Exercisable/
Name                           on Exercise (#) (1)          ($)           Unexercisable    Unexercisable
----                           -------------------    --------------      -------------    -------------
Stephen M. Brett

Exercisable
TCI Group Series A                     140,000       $    1,779,750           168,000      $  2,273,460
Ventures Group Series A                120,000       $      756,450           144,000      $  1,001,340
Liberty Media Group Series A                --                   --           247,500      $  3,764,100
TINTA Series A                              --                   --            20,000      $     40,000
SATCo Series A                              --                   --            44,000                --
Unexercisable
TCI Group Series A                          --                   --           423,500      $  5,408,051
Ventures Series A                           --                   --           363,000      $  2,385,799
Liberty Media Group Series A                --                   --           296,250      $  3,126,275
TINTA Series A                              --                   --            80,000      $    228,500
SATCo Series A                              --                   --            26,000                --

William R. Fitzgerald

Exercisable
TCI Group Series A                          --                   --                --                --
Ventures Group Series A                     --                   --                --                --
Liberty Media Group Series A                --                   --                --                --
TINTA Series A                              --                   --                --                --
SATCo Series A                              --                   --                --                --
Unexercisable
TCI Group Series A                          --                   --           136,500      $  1,849,549
Ventures Group Series A                     --                   --           117,000      $    814,601
Liberty Media Group Series A                --                   --                --                --
TINTA Series A                              --                   --                --                --
SATCo Series A                              --                   --                --                --

Bernard Schotters

Exercisable
TCI Group Series A                          --                   --           196,000      $  3,025,610
Ventures Group Series A                     --                   --           168,000      $  1,328,190
Liberty Media Group Series A                --                   --           101,249      $  1,654,088
TINTA Series A                              --                   --            20,000      $     40,000
SATCo Series A                              --                   --            28,000                --
Unexercisable
TCI Group Series A                          --                   --           189,000      $  2,448,828
Ventures Group Series A                     --                   --           162,000      $  1,079,873
Liberty Media Group Series A                --                   --            61,251      $    532,524
TINTA Series A                              --                   --            30,000      $     60,000
SATCo Series A                              --                   --            17,000                --

                                                                            Number of
                                                                           Securities        Value of
                                                                           Underlying       Unexercised
                                                                           Unexercised     In-the-Money
                                                                            Options/       Options/SARs
                                                                             SARs at            at
                                                                          December 31,     December 31,
                                                                            1997 (#)         1997 ($)
                                 Shares Acquired      Value Realized      Exercisable/     Exercisable/
Name                           on Exercise (#) (1)          ($)           Unexercisable    Unexercisable
----                           -------------------    --------------      -------------    -------------
Brendan Clouston

Exercisable
TCI Group Series A                     836,500       $   13,893,565                --                --
Ventures Group Series A                     --                   --           717,000      $  5,707,916
Liberty Media Group Series A                --                   --           447,187      $  7,322,006
TINTA Series A                              --                   --                --                --
SATCo Series A                              --                   --           252,315                --
Wireless-PCS SAR                            --                   --                 2      $  1,429,108
Wireless-CLEC SAR                            4       $    8,238,280                --                --
Wireline Option                              4                   --                --                --
Internet SAR                                 4       $    4,862,928                --                --
TCI.NET Option                               4                   --                --                --
Unexercisable
TCI Group Series A                          --                   --           476,000      $  6,363,210
Ventures Group Series A                     --                   --           408,000      $  2,803,590
Liberty Media Group Series A                --                   --            45,000      $    647,400
TINTA Series A                              --                   --                --                --
SATCo Series A                              --                   --           599,261                --
Wireless-PCS SAR                            --                   --                 8      $  5,716,432
Wireless-CLEC SAR                           --                   --                 6      $ 14,165,892
Wireline Option                             --                   --                 6                --
Internet SAR                                --                   --                 6      $  6,939,660
TCI.NET Option                              --                   --                 6                --

----------

(1) Represents the number of shares underlying the SARs which were exercised in 1997, and in the case of the Wireline Option and the TCI.NET option, represents the number of shares acquired upon exercise of such options.

Employment Contracts and Termination of Employment and Change of Control Arrangements

      Except as described in the following paragraph, the Company has no employment contracts, termination of employment agreements or change of control arrangements with any of the named executive officers of the Company. The vesting of stock options granted by TCI to executive officers of the Company may, under certain circumstances, be accelerated in the event of a change in control of TCI or upon termination of an executive officer's employment with TCI.

      Effective as of August 28, 1997, Mr. Clouston, a former President and Chief Executive Officer of the Company, resigned as an officer and employee of TCI and the Company. Contemporaneous with his resignation, Mr. Clouston entered into a Consulting Agreement (the "Original Clouston Consulting Agreement"), dated as of August 28, 1998, with TCI. The Original Clouston Consulting Agreement was amended and restated pursuant to an Amended Consulting Agreement (the "Amended Clouston Consulting Agreement"), dated as of February 9, 1998, between Mr. Clouston and TCI; shortly thereafter, the Amended Clouston Consulting Agreement was terminated by TCI in accordance with its terms. Effective upon such termination, as provided under the Amended Clouston Consulting Agreement, the stock options, stock appreciation rights and restricted stock awards previously granted by TCI to Mr. Clouston became vested and exercisable in full. For additional information concerning the Original Clouston

Consulting Agreement and the Amended Clouston Consulting Agreement, see "CERTAIN RELATIONSHIPS -- Transactions with Management and Others."

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      The Compensation Committee of the Company's Board of Directors is responsible for determining executive compensation policies and guidelines. The members of the Compensation Committee are Mr. Fisher and Dr. Malone. Mr. Fisher is a director of the Company and was an Executive Vice President of the Company from December 1991 to October 1994. Dr. Malone is a director of the Company and Chairman of the Board and Chief Executive Officer of TCI. He was formerly President and Chief Executive Officer of the Company. Dr. Malone also is a director of TPAC and President of certain subsidiaries of the Company. None of the executive officers of the Company during 1997 was a member of the compensation committee (or, in its absence, the board of directors) of another entity, one of whose executive officers was a director of or served on the Compensation Committee of the Company or was a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, in each case during 1997.

      Satellite Transactions.

      Dr. Malone is currently the Chairman of the Board, director and principal stockholder of Satellite. Since the consummation of the Satellite Distribution, Satellite and TCI have operated independently. However, for purposes of governing certain of the ongoing relationships between Satellite and TCI after the Satellite Distribution, and to provide mechanisms for an orderly transition, Satellite and TCI entered into various agreements in connection with the Satellite Distribution, including those agreements described below. Certain of such agreements have recently terminated or expired, or have been modified in connection with a restructuring transaction consummated by Satellite on April 1, 1998 (the "Restructuring Transaction"). In the Restructuring Transaction, substantially all Satellite's assets and liabilities were contributed to a newly formed corporation (referred to herein as "New PRIMESTAR"), and Satellite's existing partners concurrently contributed to New PRIMESTAR their respective interests in the PRIMERSTAR(R) digital satellite business. Satellite's stockholders have also approved, subject to regulatory approval and other conditions, the merger of Satellite with and into New PRIMESTAR, in a transaction in which Satellite's outstanding common shares will be converted into common shares of New PRIMESTAR.

      Reorganization Agreement. On December 4, 1996, the date the Satellite Distribution was consummated (the "Satellite Distribution Date"), TCI, the Company and a number of other TCI subsidiaries, including Satellite, entered into a reorganization agreement (the "Reorganization Agreement"), which provided for, among other things, the principal corporate transactions required to effect the Satellite Distribution, the conditions thereto and certain provisions governing the relationship between Satellite and TCI with respect to and resulting from the Satellite Distribution.

      Pursuant to the Reorganization Agreement, Satellite assumed TCI's obligations under options granted to Brendan R. Clouston, a former executive officer of the Company and TCI, and two other executive officers of TCI to purchase shares of SATCo Series A Stock representing 2.5%, in the aggregate, of the shares of SATCo Series A Stock issued and outstanding on the Satellite Distribution Date, determined immediately after giving effect to the Satellite Distribution but before giving effect to the issuance of the shares of SATCo Series A Stock issuable upon exercise of such options. Further, pursuant to the Reorganization Agreement, Satellite granted to TCI an option to purchase up to 4,765,000 shares of SATCo Series A Stock (as such number may be adjusted to reflect stock dividends, stock splits and the like), for a purchase price equal to the par value of such shares, as necessary to satisfy TCI's obligations to deliver shares of SATCo Series A Stock upon conversion of certain TCI convertible securities. During the year ended December 31, 1997, Satellite issued to TCI under this arrangement 258,000 shares of SATCo Series A Stock for an aggregate consideration of $258,000.

      Transition Services Agreement. During 1997, pursuant to a transition services agreement entered into in connection with the Satellite Distribution (the "Transition Services Agreement"), the Company provided to Satellite certain services including: (a) tax reporting, financial reporting, payroll, employee benefit administration, workers' compensation administration, telephone, fleet management, package delivery, management information systems, billing, lock box and remittance processing and risk management services; (b) other services typically performed by the Company's accounting, finance, treasury, corporate, legal, tax, benefits, insurance, facilities, purchasing, fleet management and advanced information technology department personnel; (c) use of telecommunications and data facilities and of systems and software developed, acquired or licensed by the Company from time to time for financial forecasting, budgeting and similar purposes, including, without limitation, any such software for use on personal computers, in any case to the extent available under copyright law or any applicable third-party contract; (d) technology support and consulting services; and (e) such other management, supervisory, strategic planning or other services as Satellite and the Company determined to be necessary or desirable.

      Pursuant to the Transition Services Agreement, the Company agreed to provide Satellite with certain most-favored-customer rights to programming services that the Company or a wholly owned subsidiary of the Company may own in the future and to provide access to any volume discounts that were available to the Company for purchase of home satellite dishes, satellite receivers and other equipment.

      As compensation for services rendered to Satellite and for the benefits made available to Satellite pursuant to the Transition Services Agreement, Satellite was required to pay the Company a fee of $1.50 per qualified subscribing household or other residential or commercial unit (counted as one subscriber regardless of the number of satellite receivers) per month, commencing with the Satellite Distribution Date, up to a maximum of $3 million per month, and reimburse the Company quarterly for direct, out-of-pocket expenses incurred by the Company to third parties in providing the services. During the year ending on December 31, 1997, Satellite was charged $11,579,000 pursuant to the Transition Services Agreement. Pursuant to the terms of the Restructuring Transaction, the Transition Services Agreement was terminated.

      Tax Sharing Agreement. Through the Satellite Distribution Date, Satellite's results of operations were included in TCI's consolidated U.S. federal income tax returns, in accordance with the existing tax sharing arrangements among TCI and its consolidated subsidiaries, including the Company. Effective July 1, 1995, TCI, the Company and certain other subsidiaries of TCI entered into a tax sharing agreement (the "Old Tax Sharing Agreement"), which formalized such pre-existing tax sharing arrangements and implemented additional procedures for the allocation of certain consolidated income tax attributes and the settlement of certain intercompany tax allocations. The Old Tax Sharing Agreement encompasses U.S. federal, state, local and foreign tax consequences and relies upon the Internal Revenue Code of 1986, as amended (the "Code"), and any applicable state, local and foreign tax law and related regulations. In connection with the Satellite Distribution, the Old Tax Sharing Agreement was amended to provide that Satellite be treated as if it had been a party to the Old Tax Sharing Agreement, effective July 1, 1995.

      In connection with the Restructuring Transaction, Satellite and TCI entered into a tax sharing agreement dated as of June 1997, to confirm that pursuant to the amended Old Tax Sharing Agreement: (a) neither Satellite nor any of its subsidiaries has any obligation to indemnify TCI, the TCI tax consolidated subsidiaries (the "TCI Group"), or the TCI shareholders for any tax resulting from the Satellite Distribution failing to qualify as a tax-free distribution pursuant to Section 355 of the Code; (b) TCI is obligated to indemnify Satellite and its subsidiaries for any taxes resulting from the Satellite Distribution failing to qualify as a tax-free distribution pursuant to
Section 355 of the Code; (c) to the best knowledge of TCI, Satellite's total payment obligation under the Old Tax Sharing Agreement could not reasonably be expected to exceed $5 million; and (d) the sole agreement between TCI or the TCI Group, on the one hand, and Satellite or any of its subsidiaries, on the other, relating to taxes is the Old Tax Sharing Agreement.

      Indemnification Agreements. On the Satellite Distribution Date, Satellite entered into an indemnification agreement with each of the Company and TCI UA 1, Inc. ("TCI UA 1"), an indirect subsidiary of the Company. As of December 31, 1997, Satellite and each of the Company and TCI UA 1 entered into amendments to such indemnification agreements (collectively, as amended, the "Indemnification Agreements" and individually, each the "Indemnification Agreement"). The Indemnification Agreement with the Company provides for Satellite to reimburse the Company for any amounts drawn under an irrevocable transferable letter of credit issued for the account of the Company to support Satellite's share of certain obligations to PRIMESTAR Partners, L.P. (the "Partnership") under an agreement with GE American Communications, Inc. with respect to the Partnership's use of transponders on a satellite. The drawable amount of such letter of credit was $25,000,000 at December 31, 1997. The Company has agreed to extend its obligation to provide such letter of credit through June 30, 1999.

      The Indemnification Agreement with TCI UA 1 provides for Satellite to reimburse TCI UA 1 for any amounts drawn under an irrevocable transferable letter of credit issued for the account of TCI UA 1 (the "TCI UA 1 Letter of Credit") which supports a credit facility of the Partnership that was obtained to finance advances for the construction of a certain satellite. The drawable amount of the TCI UA 1 Letter of Credit was $141,250,000 at December 31, 1997. TCI UA 1 has agreed to maintain the TCI UA 1 Letter of Credit through June 30, 1999.

      The Indemnification Agreements further provide for Satellite to indemnify and hold harmless the Company and TCI UA 1 and certain related persons from and against any losses, claims, and liabilities arising out of the respective letters of credit or any drawings thereunder. The payment obligations of Satellite to the Company and TCI UA 1 under such Indemnification Agreements are subordinated in right of payment with respect to Satellite's obligations under its bank credit facilities. During the year ended December 31, 1997, the aggregate amount paid by Satellite to the Company under the Indemnification Agreements was $706,000. Such amount represents the aggregate fees incurred by the Company with respect to the TCI UA 1 Letter of Credit.

      Pursuant to the Restructuring Transaction, New PRIMESTAR assumed the rights and obligations of Satellite under the Indemnification Agreements, including the reimbursement obligations in favor of the Company and TCI UA 1.

      Fulfillment Agreement. In the past, the Company provided Satellite with certain customer fulfillment services with respect to the customers of the PRIMESTAR(R) medium power service which were enrolled by Satellite's direct sales force or the national call center. Charges for such services were allocated to Satellite by the Company based on scheduled rates.

      During 1997 and pursuant to a fulfillment agreement entered into in connection with the Satellite Distribution (the "Fulfillment Agreement"), the Company provided fulfillment services to Satellite with respect to customers of the PRIMESTAR(R) medium power satellite service. Such services included installation, maintenance, retrieval, inventory management and other customer fulfillment services. Among other matters, the Fulfillment Agreement: (a) set forth the responsibilities of the Company with respect to fulfillment services, including performance standards; (b) provided for the Company's fulfillment sites to be connected to the billing and information systems used by Satellite, allowing for on-line scheduling and dispatch of installation and other service calls; and (c) provided scheduled rates to be charged to Satellite for the various customer fulfillment services to be provided by the Company. Satellite retained sole control under the Fulfillment Agreement to establish the retail prices and other terms and conditions on which installation and other services were provided to Satellite's customers. The Fulfillment Agreement also provided that, during the term of the Fulfillment Agreement, the Company would not provide fulfillment services to any other Ku-band, Ka-band, direct broadcast satellite, broadcast satellite service, fixed satellite service, C-band, wireless or other similar or competitive provider or distributor of television programming services (other than traditional cable). The Fulfillment Agreement, as amended, terminated in accordance with its terms effective December 31, 1997. During the year ended December 31, 1997, the aggregate amount paid by Satellite to the Company for fulfillment services was $54,823,000.

      TCIC Credit Facility. In connection with the Satellite Distribution, Satellite and the Company entered into a credit agreement (the "TCIC Credit Facility"), which among other things, provided for a revolving credit facility. In connection with the February 1997 issuance of certain notes by Satellite and the March 1997 determination that a certain satellite was commercially operational, borrowing availability pursuant to the TCIC Credit Facility was terminated.

      Call Center LLC. In March 1997, Satellite and the Company agreed to form a limited liability company (the "Call Center LLC") through which Satellite and the Company were to conduct various customer call service operations. The initial ownership interests of Satellite and the Company in the Call Center LLC were to be 28% and 72%, respectively. In June 1997, Satellite and the Company agreed not to form the Call Center LLC. In March 1997, the Company began providing customer call services to Satellite based upon a per call charge. Charges for such services aggregated $12,173,000 in 1997.

      Certain officers of Satellite who were officers or directors of TCI and/or the Company prior to the Satellite Distribution received undertakings of indemnification from TCI and/or the Company. Such undertakings survived the Satellite Distribution.

      Certain Transactions with Mr. Fisher.

      Under a prior employment agreement between the Company and Mr. Fisher, a director of the Company, a portion of Mr. Fisher's salary was deferred, and the deferred amounts, plus interest at an annual rate of 13%, were to be paid to him in 240 monthly installments which would have commenced on the date of termination of his full-time employment with the Company. In connection with his resignation as an executive officer of TCI, Mr. Fisher entered into a consulting agreement with TCI, which, in addition to providing for the provision of consulting services by Mr. Fisher to TCI and the compensation to be paid by TCI therefor, also provided for such payment of deferred amounts to be made to Mr. Fisher in 240 monthly installments of $21,425.92 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being paid in a lump-sum to his designated beneficiaries. Mr. Fisher's prior employment agreement with the Company also provided for Mr. Fisher to receive, commencing on termination of his employment, 240 consecutive monthly salary continuation payments of $6,250, increased at the rate of 12% per annum, compounded annually from January 1, 1988 to the date of such termination. The consulting agreement provides that such salary continuation payments will be made in 240 consecutive monthly payments of $27,271.84 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being made to his designated beneficiaries.

      In 1989, ECP Holdings, Inc. ("ECP"), a subsidiary of the Company, and Halcyon Communications, Inc. ("HCI"), an Oklahoma corporation which is not an affiliate of TCI, formed Halcyon Communications Partners ("HCP"), an Oklahoma general partnership, for the purpose of acquiring, owning and operating cable television systems. In 1994, HCI and American Televenture of Minersville, Inc. ("ATM"), a subsidiary of the Company, as general partners, and three other subsidiaries of the Company, TCI Cablevision of Nevada, Inc. ("TCINV"), TEMPO Cable, Inc. ("Tempo Cable"), and TCI Cablevision of Utah, Inc. ("TCIU"), as limited partners, formed Halcyon Communications Limited Partnership ("HCLP"), an Oklahoma limited partnership, for the purpose of acquiring, owning and operating certain other cable television systems.

      Effective as January 31, 1996, Fisher Communication Associates, L.L.C. ("Fisher Communications"), a Colorado limited liability company controlled by Mr. Fisher, purchased: (i) one-third of ECP's partnership interest in HCP and one-third of the partnership interest of each of ATM, TCINV, TCIU, and Tempo Cable in HCLP, (ii) a ten-year option to purchase the remaining interest in HCP, and (iii) ten-year options to purchase the balance of the partnership interest in HCLP of each of ATM, TCINV, TCIU and Tempo Cable. The purchase price for each such partnership interest purchased by Fisher Communications consisted of shares of WestMarc Preferred Stock. The purchase price for each such option acquired by Fisher Communications was $100 in cash, and each such option is exercisable for cash in a specified amount. The number of shares of WestMarc Preferred Stock delivered to each subsidiary of the Company named above as consideration for one-third of its partnership interest in HCP or HCLP, and the cash exercise price which Fisher Communications is required to pay in order to exercise the options granted by those subsidiaries, are as follows:

                               Number of Shares
                                  of WestMarc             Cash Exercise
                                Preferred Stock          Price of Option
                                ---------------          ---------------
        ECP                         14.8836                $ 1,200,000

        ATM                          0.5224                     42,120

        TCINV                        2.8911                    233,100

        TCIU                         4.3557                    351,180

        Tempo Cable                 14.5562                  1,173,600
                                  ---------               ------------
                                    37.2090                $ 3,000,000

      The WestMarc Preferred Stock is not publicly traded. The dividend, liquidation, and redemption features of the WestMarc Preferred Stock are determined by reference to its Liquidation Price, which equals on a per share basis the sum of (i) $32,250, plus (ii) an amount equal to all dividends which accrued during any quarterly dividend period and were not paid in full at the end of that period or subsequently.

      On September 25, 1997, TCI American Cable Holdings III, L.P., a subsidiary of the Company ("TCI American Cable"), and Fisher Communications formed Peak Cablevision, LLC, in which TCI American Cable owns a 66.67% interest and Fisher Communications owns a 33.33% interest. In connection therewith, TCI American Cable, Tempo Cable, Communications Services, Inc. ("CSI"), TCI Cablevision of Oklahoma, Inc. ("TCI-OK"), TCI of Kansas ("TCI-KS"), Wentronics, Inc., TCIU, TCI Cablevision of Arizona ("TCI-AZ"), Tulsa Cable Television, Inc. ("Tulsa"), Fisher Communications and Peak Cablevision, LLC entered into an Asset Contribution Agreement (the "Contribution Agreement") whereby (i) Tempo, CSI, TCI-OK, TCI-KS, Wentronics, Inc., TCIU, TCI-AZ, and Tulsa agreed to contribute their respective cable systems located in Arizona, Oklahoma and Utah to TCI American Cable, and then TCI American Cable contributed those assets to Peak Cablevision, LLC; and (ii) Fisher Communications agreed to contribute its cable systems located in Arkansas, Arizona, Missouri, Nevada, Oklahoma and Utah to Peak Cablevision, LLC.

      Prior to Fisher Communications' contribution to Peak Cablevision, LLC, Fisher Communications acquired the partnership interests in HCP and HCLP held by HCI, and exercised its options described above to purchase the partnership interests of the remaining partners in HCP and HCLP.

      Fisher Communications paid the respective exercise prices of such options in the form of five 10-year non-interest bearing promissory notes made payable to the applicable partner.

Report of Compensation Committee on Executive Compensation

      The report of the Compensation Committee of the Board of Directors (the "Compensation Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      Compensation Philosophy. As a majority owned subsidiary of TCI, the Company works closely with TCI's Compensation Committee to arrive at compensation arrangements for the Company's officers and employees. As a general rule, the Compensation Committee follows the publicly announced philosophy of TCI that a link should exist between executive compensation and the return on investment provided to stockholders as reflected by the appreciation in the price of the relevant equity securities.

      In applying this philosophy, the Compensation Committee has developed and implemented a compensation policy which seeks to attract and retain highly skilled executives with business experience and acumen necessary for achievement of the long-term business objectives of the Company and to align the financial interests of the Company's senior executives with those of the equity owners of the Company. The Company attempts to realize these goals by providing competitive compensation and by linking a substantial portion of such compensation to the enhancement of stockholder value.

      The Company's executive compensation is based principally on two components -- salary and equity-based incentives -- each of which is intended to serve the Company's overall compensation philosophy. As a general rule, the Compensation Committee uses independent compensation consultants and compensation surveys furnished and evaluated by such consultants to provide advice and data to assist it in developing compensation programs that are competitive with other similarly-situated cable/media companies and which reinforce the Company's objective of aligning executive compensation with the interests of stockholders.

      Base Salary. Base salary for executive officers is generally targeted at or below the median for executives with comparable qualifications, experience and responsibilities at other companies in the cable/media industry. In the aggregate, executive salaries of the Company are believed to be consistent with this philosophy. Base salary levels are also based on the employees' relative levels of seniority and responsibility. The Company does not usually pay cash bonuses to its senior executives. The Company currently does not have employment agreements with any of its executive officers.

      The salary paid to Mr. Hindery in 1997 was determined by the Compensation Committee to be the competitively appropriate salary necessary to retain Mr. Hindery as the Company's President and Chief Executive Officer. The Company also believes that the salaries paid to its other executive officers, including named executive officers and executive officers who had not been employed by the Company prior to 1997, and the salary increases received by executive officers who were employed by the Company prior to 1997, were necessary to attract and retain such executive officers and reflect the responsibilities assigned to such officers and their expected contributions to the Company in their respective positions. In addition, the Company believes that the salary paid to Mr. Clouston during Mr. Clouston's tenure as the President and Chief Executive Officer of the Company, which tenure ended in March 1997, was competitive with salaries paid to similarly situated senior executives in the cable/media industry.

      Equity-Based Incentives. In order to make the overall compensation packages of the Company's executives and other key employees competitive with other companies in the cable/media industry, the Compensation Committee has emphasized equity-based incentives rather than salary and bonuses. The Compensation Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipient to the Company and motivate the recipient to seek to improve the long-term performance of the Company.

      Consistent with the foregoing, in 1997, the Compensation Committee reviewed with TCI's Compensation Committee the long-term, equity-based compensation of certain of the Company's senior officers, determined that new grants of stock options with tandem stock appreciation rights would be in the long-term best interests of the Company and recommended to the TCI Compensation Committee that such grants be made. In making such recommendation, the Company believed that such grants were necessary to foster management continuity and commitment at a time when the Company was undergoing strategic changes and rolling out new products and services. In addition, such awards would be consistent with the Company's philosophy of providing equity-based, long-term incentives to senior management for the purposes of retaining talented management, and for the purpose of aligning management's financial interest with the Company's stockholders. During 1997, the TCI Compensation Committee granted to Mr. Hindery stock options in tandem with stock appreciation rights to purchase an aggregate of 1,750,000 shares of TCI Group Series A Stock, 1,125,000 shares of Liberty Media Group Series A Stock and 1,500,000 shares of Ventures Group Series A Stock and granted to Mr. Hindery an aggregate of 174,534 restricted shares of TCI Group Series A Stock and 25,466 restricted shares of Ventures Group Series A Stock, based on Mr. Hindery's expected contributions to the success of TCI and its subsidiaries, including the Company. In addition, in 1997, TCI's Compensation Committee authorized the grant to certain of the Company's other senior officers of the stock options with tandem stock appreciation rights described above in "CONCERNING MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table."

      TCI made the above-described grants after a review of the exercise prices, numbers and dates of the awards of the stock options, tandem stock appreciation rights and restricted stock, if any, already held by the Company's executives and other key employees. TCI's Compensation Committee based its grants for 1997 in part upon the level of the executive or other key employee's responsibilities, experience and expertise and the degree to which such person is in a position to contribute to the achievement or advancement of the financial and strategic objectives of TCI and its subsidiaries, including the Company.

COMPENSATION COMMITTEE

John C. Malone
Donne F. Fisher

Compensation of Directors

      There are no arrangements whereby any of the Company's directors received compensation for services as a director during 1997.

Board Meetings

      During 1997, the full Board of Directors of the Company took all action by unanimous written consent and, therefore, held no meetings.

Committees of the Board of Directors

      In addition to the Compensation Committee, the Company has an Audit Committee and an Executive Committee. There is no standing nomination committee of the Company's Board of Directors.

      Members of the Compensation Committee are Dr. Malone and Mr. Fisher. The functions of the Compensation Committee include reviewing and making recommendations to the Board of Directors concerning the compensation of the executive officers of the Company and considering and making recommendations to the Board of Directors concerning proposed employment agreements between the Company and its executive officers. The Compensation Committee held no meetings during 1997.

      The members of the Audit Committee are Mr. Gallivan and Mr. Fisher. The sole member of the Audit Committee after the Annual Meeting will be Mr. Fisher. The duties of the Audit Committee are to review and monitor the Company's financial reports and accounting practices to ascertain that they are within acceptable limits of sound practice, to receive and review audit reports submitted by the Company's independent auditors and by its internal auditing staff and to make such recommendations to the Board of Directors as may seem appropriate to the Audit Committee to assure that the interests of the Company are adequately protected and to review all related party transactions and potential conflict of interest situations. The Audit Committee of the Company held no meetings during 1997.

      The members of the Executive Committee are Dr. Malone and Mr. Hindery. The Executive Committee exercises all of the powers and authority of the Board of Directors between meetings of the entire Board of Directors, other than such powers and authority as the Delaware General Corporation Law specifically prohibits an executive committee from performing. During 1997, the Executive Committee took all action by unanimous written consent and, therefore, held no meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

      Effective as of August 28, 1997, Mr. Clouston, a former President and Chief Executive Officer of the Company, resigned as an officer and employee of TCI and the Company. Contemporaneous with his resignation, Mr. Clouston entered into the Original Clouston Consulting Agreement with TCI. Pursuant to the Original Clouston Consulting Agreement, Mr. Clouston provided consulting services to TCI on a full-time, exclusive basis, with respect to issues and matters of the general types for which Mr. Clouston had responsibility as an officer of TCI during the 1997 calendar year. The Original Clouston Consulting Agreement provided for Mr. Clouston to be paid at a rate of $650,000 per annum in consideration for his consulting services. The Original Clouston Consulting Agreement contained a covenant that restricted Mr. Clouston from directly or indirectly, in any capacity, participating with any person or entity or otherwise engaging in any activity which directly competed with the business of TCI or the Company or any other majority-owned subsidiary of TCI.

      Effective as of February 9, 1998, TCI and Mr. Clouston entered into the Amended Clouston Consulting Agreement, which amended and restated the Original Clouston Consulting Agreement. The Amended Clouston Consulting Agreement provided for Mr. Clouston to render consulting services to TCI on an as-needed basis, in exchange for which Mr. Clouston was to be paid at the rate of $325,000 per annum. All other material terms of the Amended Clouston Consulting Agreement were substantially identical to those of the Original Clouston Consulting Agreement. Shortly after its effectiveness date, the Amended Clouston Consulting Agreement was terminated by TCI, in accordance with its terms. Pursuant to the terms of the Amended Clouston Consulting Agreement, all stock options, stock appreciation rights and/or restricted stock awards that had previously been granted by TCI to Mr. Clouston vested in full on the date of such termination.

      TCI and Brendan Clouston were parties to a letter agreement, as amended (the "Letter Agreement"), which was used by Mr. Clouston as security for a loan (the "Loan") made to him by a financial institution. Pursuant to the Letter Agreement, TCI agreed to purchase from Mr. Clouston, at his request or at the request of such financial institution upon a default as provided under the relevant agreements evidencing the Loan, all, but not less than all, of Mr. Clouston's grants of options and restricted stock awards as of April 7, 1997 (the "Grants") (as described under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT") at a price of $10 million. The Letter Agreement provided that the $10 million purchase price would decrease upon the exercise of any options and the vesting of any restricted stock awards included in the Grants by the amount of the difference between the exercise price and the fair market value of the exercised options at the respective time of such exercise and by the fair market value of any of the restricted stock awards that vest at the time of such vesting. Additionally, Mr. Clouston was required to apply an amount equal to such reduction in the purchase price, less only applicable taxes, to prepay the Loan. The Letter Agreement was to expire on March 31, 2002. On October 10, 1997, Mr. Clouston prepaid the Loan in full with the proceeds of the exercise of certain stock appreciation rights and the Letter Agreement terminated in accordance with its terms.

      For information concerning certain transactions in which Mr. Fisher had a direct or indirect interest, see "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" set forth above.

Certain Business Relationships

      John Malone is currently the Chief Executive Officer, Chairman of the Board and a director of TCI and is also the Chairman of the Board and a director of Satellite. Dr. Malone is also a principal stockholder of both TCI and Satellite. For a description of certain transactions between the Company and Satellite, see "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" above.

Other Relationships

      On June 10, 1997 and August 5, 1997, TCI completed certain transactions (the "InterMedia Transactions"), pursuant to which, among other things, a subsidiary of TCI acquired a 99.997% limited partnership interest in InterMedia Capital Management IV, L.P. ("ICM IV"), which owns a 1.12% limited partnership interest in InterMedia Capital Partners IV, L.P. ("ICP IV") (the "ICM IV Transaction"), for cash, shares of TCI Group Series B Stock and the assumption of liabilities. Mr. Hindery, an executive officer and a director of the Company, was the beneficial owner of an 80.9% interest in ICM IV, and Mr. Fisher, a director of the Company, was the beneficial owner of a 1.6% interest in ICM IV. In connection with the ICM IV Transaction, TCI of Spartanburg, Inc. ("TCI-Spartanburg"), a subsidiary of the Company, assigned to ICM IV a 1.43% limited partnership interest in ICP-IV (which represented an initial $4,800,000 capital contribution by TCI-Spartanburg to ICP-IV and reduced TCI-Spartanburg's limited partnership interest in ICP-IV from 13.23% to 11.80%). As a result of such assignment, the Company's intercompany receivable from TCI was increased by $4,800,000.

      An entity that became a subsidiary of TCI Music on December 16, 1997 is a party to a program affiliation agreement with the Company. The amounts received by the Company pursuant to such agreement were not material during 1997.

      On July 11, 1997, TCI Music, a subsidiary of TCI, and DMX Inc. ("DMX") consummated a merger pursuant to an Agreement and Plan of Merger, dated February 6, 1997, as amended May 29, 1997, among DMX, TCI, TCI Music and TCI Music Merger Sub ("Music Sub"), a subsidiary of TCI Music, pursuant to which Merger Sub was merged with and into DMX (the "DMX Merger"), with DMX as the surviving corporation. In connection with the DMX Merger, TCI Music and a subsidiary of the Company entered into an agreement, which, as subsequently amended, required certain subsidiaries of the Company to deliver to TCI Music monthly revenue payments, aggregating $18 million annually (adjusted annually for inflation) through 2017, which annual payments represent (i) revenue of certain subsidiaries of the Company that is attributable to the distribution and sale of DMX's digital music service to certain cable subscribers who receive such service (net of an amount equal to 10% of such revenue derived from residential customers and license fees otherwise payable to DMX pursuant to an affiliation agreement) and (ii) compensation to TCI Music and DMX for various other rights. During the year ended December 31, 1997, the aggregate amount paid by the Company to TCI Music pursuant to such arrangements was $10 million.

      On July 11, 1997, the Company provided a revolving credit facility to TCI Music in an aggregate principal amount of $2 million. Amounts drawn under such credit facility bore interest at a rate of 10% per annum. On December 31, 1997, TCI Music paid in full the $900,000 it had previously drawn under such credit facility and related accrued interest of $24,000 thereon.

      Through June 30, 1997, TCI Starz, Inc. ("TCI Starz"), a subsidiary of TCI, had a 50.1% general partnership interest in QE+ Ltd ("QE+"), which distributes STARZ!, a first-run movie premium programming service. Liberty Media Corporation ("Liberty"), a subsidiary of TCI, held the remaining 49.9% partnership interest.

      The Company had an affiliation agreement (the "Old Affiliation Agreement") with QE+ related to the distribution of the STARZ! service. Rates per subscriber specified in the Old Affiliation Agreement were based upon customary rates charged to other cable system operators. The Old Affiliation Agreement prohibited QE+ from granting materially more favorable terms and conditions to other cable system operators without QE+ offering such more favorable terms and conditions to the Company. The Old Affiliation Agreement also required the Company to make payments to QE+ with respect to a guaranteed minimum number of subscribers totaling approximately $284 million for the years 1997 and 1998.

      In July and December 1997, Liberty and TCI Starz entered into a series of transactions pursuant to which, among other matters, the business of STARZ! and Encore Media Corporation ("Encore") were contributed to a newly formed limited liability company ("Encore Media Group"). As a result of the consummation of such transactions, Liberty owns 100% of Encore Media Group.

      In connection with the formation of Encore Media Group, the Old Affiliation Agreement was canceled, and the Company and a subsidiary of Encore Media Group entered into a new 25-year affiliation agreement (the "New Affiliation Agreement"). Pursuant to the New Affiliation Agreement, the Company pays fixed monthly amounts in exchange for unlimited access to substantially all of the existing Encore and Starz! programming services. The fixed annual amounts increase annually from $220 million in 1998 to $315 million in 2003, and will increase with inflation through 2022.

      Charges to the Company for programming pursuant to the Old Affiliation Agreement, the New Affiliation Agreement and other related party programming agreements aggregated $168 million for the year ended December 31, 1997.

      For the benefit of the Encore Media Group, the Company is a direct obligor or guarantor of the payment of certain amounts that may be due pursuant to motion picture output, distribution and license agreements. As of December 31, 1997, the amount of such obligations or guarantees was approximately $120 million. The future obligations of the Company with respect to these agreements is not currently determinable because such amount is dependent upon the number of qualifying films released theatrically by certain motion picture studios as well as the domestic theatrical exhibition receipts upon the release of such qualifying films.

      A subsidiary of International that operates cable systems in Puerto Rico purchases programming services from a subsidiary of the Company. The charges, which approximate such subsidiary's cost and are based on the aggregate number of subscribers served by the Puerto Rico subsidiary, aggregated $6 million during the year ended December 31, 1997.

      During 1997, the Company transferred, subject to regulatory approval, certain distribution equipment to a subsidiary of International in exchange for a promissory note in the principal amount of (pound)14,950,000 ($23.3 million using the exchange rate on the date that the transaction occurred), bearing interest at 7% compounded semi-annually. The distribution equipment was subsequently leased back to the Company over a five-year term with semi-annual payments of (pound)998,000 ($1.7 million), plus expenses. Effective October 1, 1997, such distribution equipment was transferred back to the Company and the related lease and the promissory note were canceled. During the year ended December 31, 1997: (i) the U.S. dollar equivalent of interest expense incurred with respect to the promissory note aggregated $1.2 million; and (ii) the U.S. dollar equivalent of the lease revenue aggregated $3.3 million.

      Effective January 2, 1997, the Company transferred to TCI its business of providing long-distance transport of video, voice and data traffic and other telecommunications services. In connection with the transfer of such assets, which had a net book value of $71 million at January 2, 1997, the intercompany amount owed by TCI to the Company was reduced by $5 million and a $76 million dividend from the Company to TCI was recorded.

      In connection with the Exchange Offer, TCI consummated a restructuring on October 1, 1997, that resulted in, among other things, the transfer to TCI Ventures Group, LLC, a newly created first tier subsidiary of TCI ("TVG LLC"), of substantially all of the assets attributed to TCI's "Ventures Group." In connection with such restructuring, certain assets of the Company, including (i) a wholly-owned subsidiary of the Company (which owned assets consisting of cash, warrants and contingent royalties representing the proceeds of the sale of certain internally developed software assets) and (ii) another wholly-owned subsidiary of the Company (which provides analog and digital television services, including the digital compression of television and multimedia programming), were transferred to TVG LLC for nominal consideration and a $291 million distribution from the Company to TCI was recorded. The amount of such distribution represents the excess of the carrying value of the transferred assets over the nominal consideration received by the Company.

      Through September 30, 1997, Liberty leased satellite transponder facilities from a subsidiary of the Company. Such subsidiary was included in the assets transferred to TVG LLC on October 1, 1997, as described above. Charges by the Company for such lease arrangements for the nine months ended September 30, 1997 aggregated $8 million.

      A subsidiary of TVG LLC leased certain equipment under a capital lease and during 1997 subleased such equipment to the Company under an operating lease. The Company recognized lease expense of $15 million during the year ending December 31, 1997 in connection with such lease. In January 1998, the Company paid $7 million to TVG LLC in exchange for TVG LLC's assignment to the Company of TVG LLC's ownership interest in such subsidiary. The cash paid and the historical cost of the net liabilities transferred to the Company will be reflected as a distribution from the Company to TCI.

      The Company was an obligor under, or a guarantor of the payment or performance of, certain contractual obligations, including debt obligations, of certain entities in which International has an interest. International entered into an Indemnification Agreement with the Company, pursuant to which International agreed to indemnify the Company for any payment made by the Company, or any claim, loss or liability that the Company may otherwise incur, by reason of such obligations. International has not made any payments to the Company pursuant to the Indemnification Agreement, and the obligations which the Company had guaranteed or otherwise became an obligor with respect to are no longer outstanding.

      Certain of the Company's corporate general and administrative costs are charged to other subsidiaries of TCI at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that approximate the costs the subsidiaries would incur for comparable services on a stand alone basis. During the year ended December 31, 1997, the Company allocated to other subsidiaries of TCI corporate general and administrative costs aggregating $13 million.

      Certain officers and other key employees of the Company hold options with tandem stock appreciation rights to acquire TCI Group Series A Stock, Liberty Media Group Series A Stock and Ventures Group Series A Stock as well as restricted stock awards of TCI Group Series A Stock, Liberty Media Group Series A Stock and Ventures Group Series A Stock. Estimates of (i) compensation relating to stock appreciation rights granted to such employees of the Company and (ii) the Company's allocable portion of compensation with respect to stock appreciation rights held by certain officers and directors of TCI have been recorded in the Company's consolidated financial statements. Such estimates are subject to future adjustment based upon vesting of the related stock options and stock appreciation rights and the market value of TCI Group Series A Stock, Liberty Media Group Series A Stock and Ventures Group Series A Stock and, ultimately, on the final determination of market value when the rights are exercised. During the year ended December 31, 1997, the Company's stock compensation expense aggregated $114 million and the Company's payments upon exercise of stock appreciation rights aggregated $13 million.

      The Company's net intercompany receivable from TCI and certain subsidiaries of TCI aggregated $563 million at December 31, 1997. Such amount includes non-interest bearing intercompany receivables from, and interest-bearing loans to, certain subsidiaries of TCI. Including accrued interest, the interest-bearing loans aggregated $222 million at December 31, 1997. Interest earned by the Company on such intercompany loans aggregated $17 million for the year ended December 31, 1997.

      Effective July 1, 1995, TCI, the Company and certain other subsidiaries of TCI implemented the Old Tax Sharing Agreement, which formalized certain of the elements of the pre-existing tax sharing arrangement and contains additional provisions regarding the allocation of certain consolidated income tax attributes and the settlement procedures with respect to the intercompany allocation of current tax attributes. Under the Old Tax Sharing Agreement, the Company and its subsidiaries were responsible to TCI for their share of consolidated income tax liabilities (computed as if TCI were not liable for the alternative minimum tax) determined in accordance with the Old Tax Sharing Agreement, and TCI was responsible to the Company to the extent that the income tax attributes generated by the Company and its subsidiaries were used by TCI to reduce its consolidated income tax liabilities (computed as if TCI were not liable for the alternative minimum tax). The tax liabilities and benefits of such entities so determined are charged or credited to an intercompany account between TCI and the Company. Such intercompany account is required to be settled only upon the date that an entity ceases to be a member of TCI's consolidated group for federal income tax purposes. Under the Old Tax Sharing Agreement, TCI retains the burden of any alternative minimum tax and has the right to receive the tax benefits from an alternative minimum tax credit attributable to any tax period beginning on or after July 1, 1995, and ending on or before October 1, 1997.

      Effective October 1, 1997, TCI replaced the Old Tax Sharing Agreement with a new tax sharing agreement, as amended by the First Amendment thereto (the "New Tax Sharing Agreement"), which governs the allocation and sharing of income taxes by the "TCI Group," the "Liberty Media Group" and the "Ventures Group" within TCI (each a "Group"). The Company and its subsidiaries are members of the TCI Group for purposes of the New Tax Sharing Agreement. Federal income taxes are calculated, based upon the type of tax paid by TCI (on a regular tax or alternative minimum tax basis) on a separate basis for each Group (applying provisions of the Code and related regulations as if such Group filed a separate consolidated return for federal income tax purposes, with certain adjustments, but was subject to the same type of tax as TCI). Based upon these separate calculations, an allocation of tax liabilities and benefits will be made such that each Group will be required to make cash payments to TCI based on its allocable share of TCI's consolidated federal income tax liabilities (on a regular tax or alternative minimum tax basis, as applicable). TCI may be required at the times and under the circumstances described below to make cash payments to the Group for tax benefits (on a regular tax or alternative minimum tax basis, as applicable) attributable to such Group and actually used by TCI in reducing its consolidated federal income tax liability. Tax attributes and tax basis in assets would be inventoried and tracked for ultimate credit to or charge against each Group. Similarly, in each taxable period that TCI pays alternative minimum tax, the federal income tax liabilities and benefits of each Group, computed as if such Group were subject to regular tax, would be inventoried and tracked for payment to or payment by each Group (at the difference between the amount such Group would have paid or received under the New Tax Sharing Agreement if TCI had paid regular tax during such taxable period and the amount such Group paid or received under the New Tax Sharing Agreement on an alternative minimum tax basis for such taxable period) in years that TCI uses the alternative minimum tax credit associated with such taxable period. Even though the tax benefits of a Group are used by TCI in reducing its consolidated federal income tax liability, such Group may not receive current cash payments for such benefit (or the difference between such Group's benefits computed under the New Tax Sharing Agreement on a regular tax basis and on an alternative minimum tax basis) if the Group against the income of which the tax benefits are applied had other separate taxable losses (not currently used by TCI) which would offset income attributable to such Group. The Group generating the used tax benefits would receive a cash payment only if, and when, the unused taxable losses of the other Group are actually used. If the unused taxable losses expire without ever being used, the Group generating the used tax benefits will never receive payment for such benefits. Pursuant to the New Tax Sharing Agreement, state and local income taxes are calculated on a separate return basis for each Group (applying provisions of state and local tax law and related regulations as if the Group were a separate unitary or combined group for tax purposes) and TCI's combined or unitary tax liability is allocated among the Groups based upon such separate calculation.

      Notwithstanding the foregoing, items of income, gain, loss, deduction or credit resulting from certain specified transactions that are consummated after the effective date of the New Tax Sharing Agreement pursuant to a letter of intent or agreement that was entered into prior to such effective date will be shared and allocated pursuant to the terms of the Old Tax Sharing Agreement, as amended. Items of loss or deduction used to offset such income or gain from such transactions for purposes of filing TCI's consolidated federal income tax return shall be shared and allocated pursuant to the Old Tax Sharing Agreement but reimbursed upon the earlier to occur of the deconsolidation of the Group generating the loss or deduction or the deconsolidation of the Group generating the corresponding income or gains.

      The Company's intercompany tax allocation was calculated in accordance with (i) the Old Tax Sharing Agreement from January 1, 1997 through September 30, 1997 and (ii) the New Tax Sharing Agreement from October 1, 1997 through December 31, 1997. During the year ended December 31, 1997, the Company's allocated intercompany income tax expense was $160 million.

Indebtedness of Management

      None.

                              INDEPENDENT AUDITORS

      The firm of KPMG Peat Marwick LLP serves as the Company's independent certified public accountants. A partner of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if KPMG Peat Marwick LLP so desires and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

           Proposals by stockholders for which consideration is desired at the 1998 annual meeting of stockholders must be received by the Company by December 31, 1998, to be considered for inclusion in proxy materials for the 1999 annual meeting.

           A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the Securities and Exchange Commission, excluding exhibits, may be obtained by stockholders without charge by written request addressed to the Investor Relations Department, TCI Communications, Inc., Post Office Box 5630, Denver, Colorado 80217-5630.

Englewood, Colorado
April 30, 1998

1. Election of Directors

FOR all nominees         WITHHOLD AUTHORITY to vote             *EXCEPTIONS
listed below.    [ ]     for all nominees listed below. [ ]                 [ ]

Nominees: Donne F. Fisher, Paul A. Gould, Leo J. Hindery, Jr. and John C. Malone (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           ---------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.

                                   Change of Address or
                                   Comments Mark Here   [ ]

                                   Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                   Dated:                                , 1998
                                         -------------------------------

                                   --------------------------------------------
                                              Stockholder's Signature

                                   --------------------------------------------
                                              Stockholder's Signature

                                   VOTES MUST BE INDICATED
                                   (X) IN BLACK OR BLUE INK.          [X]

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.



                            TCI COMMUNICATIONS, INC.
                              POST OFFICE BOX 5630
                                DENVER, CO 80217

   TCI COMMUNICATIONS, INC. CUMULATIVE EXCHANGEABLE PREFERRED STOCK, SERIES A

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stephen M. Brett and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of TCI Communications, Inc. held of record by the undersigned on April 15, 1998, at the Annual Meeting of TCI Communications, Inc. to be held on May 21, 1998 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

                        (Continued, and to be signed and dated on reverse side.)